As filed with the Securities and Exchange Commission on October 9, 2002


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     File No. 333-

[ ]  Pre-Effective Amendment No.
[ ]  Post-Effective Amendment No.

                                     and/or

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 File No. 811-21226

[ ]  Amendment No.



                            EATON VANCE INSURED OHIO
                              MUNICIPAL BOND FUND I
                Exact Name of Registrant as Specified in Charter

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (617) 482-8260
               Registrant's Telephone Number, including Area Code


                                 Alan R. Dynner
                            The Eaton Vance Building
                  255 State Street, Boston, Massachusetts 02109
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          Copies of Communications to:

                              Mark P. Goshko, Esq.
                           Kirkpatrick & Lockhart LLP
                                 75 State Street
                           Boston, Massachusetts 02109

                            ------------------------

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box):
     [x] when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

======================================= ================= =================== ================ ====================
                                                               Proposed          Proposed
                                          Amount Being         Maximum            Maximum           Amount of
                                           Registered          Offering          Aggregate      Registration Fees
 Title of Securities Being Registered         (1)           Price Per Unit    Offering Price        (1)(2)(3)
                                                                 (1)                (1)
--------------------------------------- ----------------- ------------------- ---------------- --------------------
Common Shares of Beneficial Interest,        66,667             $15.00          $1,000,000             $92
$0.01 par value

======================================= ================= =================== ================ ====================

(1) Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2) Includes Shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.
(3) Transmitted prior to filing.

                      ------------------------------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

THE INFORMATION IN THIS PROSPECTUS IS INCOMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING OFFERS TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                  SUBJECT TO COMPLETION - DATED OCTOBER 9, 2002

PROSPECTUS

[Eaton Vance Logo]

                               [          ] Shares
                               Eaton Vance Insured
                           Ohio Municipal Bond Fund I
                                  Common Shares
                                $15.00 Per Share

                              --------------------

     Eaton Vance Insured Ohio Municipal Bond Fund I (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to provide current income exempt from federal income tax, including alternative minimum tax, and Ohio personal income tax. This income will be earned by investing primarily in high grade Ohio municipal obligations that are insured as to the timely payment of principal and interest and are not subject to alternative minimum tax. The Fund's net asset value and distribution rate will vary and may be affected by several factors, including changes in interest rates and the credit quality of municipal issuers. Fluctuations in net asset value may be magnified as a result of the Fund's use of leverage, which may be a speculative investment technique. An investment in the Fund may not be appropriate for all investors, particularly those that are not subject to federal and Ohio income taxes. There is no assurance that the Fund will achieve its investment objective.

     The Fund's investment adviser is Eaton Vance Management ("Eaton Vance" or the "Adviser"). Eaton Vance and certain of its subsidiaries manage [54] different municipal bond funds with combined assets of about [$8.5 billion], including [ ] Ohio municipal bond funds with combined assets of about [$ million].

     Because the Fund is newly organized, its common shares have no history of public trading. The shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund has applied for the listing of its common shares on the American Stock Exchange under the symbol [" ".]

                                                   (continued on following page)
                              --------------------

     INVESTING IN SHARES INVOLVES CERTAIN RISKS. SEE "INVESTMENT OBJECTIVE, POLICIES AND RISKS" BEGINNING AT PAGE 13.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                              --------------------
                                 Price to     Sales Load
                                 Public       (2)            Proceeds to Fund
Per Share                        $15.00       $0.675         $14.325
Total (1)                        $            $              $

(footnotes on following page)

     In addition to the sales load, the Fund will pay organizational and offering expenses of up to [$ ] per share, estimated to total [$ ], which will reduce the "Proceeds to Fund" (above). [Eaton Vance or an affiliate has agreed to pay the amount by which the aggregate of all of the Fund's organizational  expenses  and all  offering  costs  (other  than the sales load)
exceeds [$     ] per share.]

The  underwriters  are offering  the shares  subject to various  conditions  and
expect to deliver the shares to purchasers on or about [     ], 2002.

                              --------------------
[          ]

[          ], 2002

(Continued from previous page)

(1) The underwriters named in this Prospectus may purchase up to [ ] additional shares at the public offering price, less sales load, solely to cover over-allotments, if any. If this option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds to the Fund will be [$ ], [$ ], [$ ] and [$ ], respectively.
(2) Certain underwriters that may also participate in any future offering of preferred shares of the Fund may receive additional compensation in that offering based on their participation in this offering. See "Underwriting."

--------------------

     The Fund expects to use financial leverage through the issuance of preferred shares, initially equal to approximately 38% of its gross assets (including the amount obtained through leverage). The Fund intends to use leverage if it is expected to result in higher income to shareholders over time. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful. SEE "INVESTMENT OBJECTIVE, POLICIES AND RISKS -- USE OF LEVERAGE AND RELATED RISKS" AT PAGE 19 AND "DESCRIPTION OF CAPITAL STRUCTURE" AT PAGE 28.

     This  Prospectus  sets forth  concisely  information you should know before investing in the common shares of the Fund. Please read and retain this Prospectus for future reference. A Statement of Additional Information dated [ ], 2002, has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling 1-800-225-6265 or by writing to the Fund. A table of contents to the Statement of Additional Information is located at page 36 of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Fund-related materials: at the SEC's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); the EDGAR database on the SEC's internet site (http://www.sec.gov); upon payment of copying fees by writing to the SEC's public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Fund's address is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 and its telephone number is 1-800-225-6265.

     The  underwriters  named  in  the  Prospectus may  purchase up  to  [     ]
additional shares from the Fund under certain circumstances.

    THE FUND'S SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                              --------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Prospectus Summary........................................................
Fund Expenses.............................................................
The Fund..................................................................
Use of Proceeds...........................................................
Investment Objective, Policies and Risks..................................
Management of the Fund....................................................
Distributions and Taxes...................................................
Dividend Reinvestment Plan................................................
Description of Capital Structure..........................................
Underwriting..............................................................
Shareholder Servicing Agent, Custodian and Transfer Agent.................
Legal Opinions............................................................
Reports to Stockholders...................................................
Independent Auditors......................................................
Additional Information....................................................
Table of Contents for the Statement of Additional
  Information.............................................................

                              --------------------

     UNTIL [ ], 2002 (25 DAYS AFTER THE DATE OF THIS PROSPECTUS), ALL DEALERS THAT BUY, SELL OR TRADE THE SHARES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                               PROSPECTUS SUMMARY

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION.

The Fund............................      Eaton  Vance  Insured  Ohio  Municipal
                                          Bond  Fund I (the  "Fund")  is a newly
                                          organized, non-diversified, closed-end
                                          management   investment  company.  The
                                          Fund offers  investors the opportunity
                                          to receive  current income exempt from
                                          federal    income    tax,    including
                                          alternative   minimum  tax,  and  Ohio
                                          personal    income   tax   through   a
                                          professionally  managed  portfolio  of
                                          municipal obligations. Investments are
                                          based  on  Eaton  Vance   Management's
                                          ("Eaton   Vance"  or  the   "Adviser")
                                          research and ongoing credit  analysis,
                                          the underlying materials for which are
                                          generally  not available to individual
                                          investors.  An  investment in the Fund
                                          may   not  be   appropriate   for  all
                                          investors, particularly those that are
                                          not subject to federal and Ohio income
                                          taxes.  There is no assurance that the
                                          Fund  will   achieve  its   investment
                                          objective.


The Offering........................      The  Fund  is  offering [     ] common
                                          shares  of  beneficial  interest,  par
                                          value $0.01 per share (the  "Shares"),
                                          through a group of  underwriters  (the
                                          "Underwriters")  led  by  [          ]
                                          [    ], and [    ].  The  Underwriters
                                          have   been   granted   an  option  to
                                          purchase up to [ ]  additional  Shares
                                          solely  to cover  over-allotments,  if
                                          any. The initial public offering price
                                          is  $15.00  per  share.   The  minimum
                                          purchase  in  this   offering  is  100
                                          Shares ($1,500).  See  "Underwriting."
                                          [Eaton  Vance,  or an  affiliate,  has
                                          agreed  to pay (i) all  organizational
                                          expenses  and  (ii)   offering   costs
                                          (other  than sales  loads) that exceed
                                          [$ ] per Share.]

Investment Objective and
Policies............................      The Fund's investment  objective is to
                                          provide  current  income  exempt  from
                                          federal    income    tax,    including
                                          alternative   minimum  tax,  and  Ohio
                                          personal  income tax.  Securities will
                                          be purchased  and sold in an effort to
                                          maintain  a  competitive  yield and to
                                          enhance return based upon the relative
                                          value of the  securities  available in
                                          the marketplace. There is no assurance
                                          that  the  Fund   will   achieve   its
                                          investment objective.

                                          During  normal market  conditions,  at
                                          least  80% of the  Fund's  net  assets
                                          will   be   invested   in    municipal
                                          obligations,  the interest on which is
                                          exempt   from   federal   income  tax,
                                          including alternative minimum tax, and
                                          Ohio personal income taxes ("municipal
                                          obligations"), and that are insured as
                                          to principal  and  interest  payments.
                                          Such  insurance  will be from insurers
                                          having a  claims-paying  ability rated
                                          Aaa by Moody's Investors Service, Inc.
                                          ("Moody's")   or  AAA  by  Standard  &
                                          Poor's  Ratings Group ("S&P") or Fitch
                                          Ratings ("Fitch"). This insurance does
                                          not protect  the market  value of such
                                          obligations  or the net asset value of
                                          the Fund.  The value of an  obligation
                                          will  be   affected   by  the   credit
                                          standing  of  its  insurer.  The  Fund
                                          primarily   invests   in  high   grade
                                          municipal obligations. At least 80% of
                                          the Fund's net assets will normally be
                                          invested  in   municipal   obligations
                                          rated in the  highest  category at the
                                          time of  investment  (which  is Aaa by
                                          Moody's  or AAA by S&P or Fitch or, if
                                          unrated,    determined    to   be   of
                                          comparable quality by the Adviser). Up
                                          to 20% of the Fund's net assets may be
                                          invested  in  obligations  rated below
                                          Aaa or AAA (but not lower  than BBB or
                                          Baa)    and     comparable     unrated
                                          obligations      and/or      municipal
                                          obligations    that   are   uninsured.
                                          Accordingly,  the Fund does not intend
                                          to  invest   any  of  its   assets  in
                                          obligations   rated  below  investment
                                          grade   or   in   comparable   unrated
                                          obligations.  From  time to time,  the
                                          Fund  may  hold  obligations  that are
                                          unrated but judged to be of comparable
                                          quality by the  Adviser.  Under normal
                                          market conditions, the Fund expects to
                                          be fully invested (at least 95% of its
                                          net  assets)  in  accordance  with its
                                          investment objective.

                                          THE  FUND   WILL  NOT   INVEST  IN  AN
                                          OBLIGATION  IF THE  INTEREST  ON  THAT
                                          OBLIGATION  IS SUBJECT TO THE  FEDERAL
                                          ALTERNATIVE MINIMUM TAX.

                                          The Fund may  invest to a  significant
                                          extent in residual interest  municipal
                                          bonds   known  as  inverse   floaters.
                                          Compared   to   similar   fixed   rate
                                          municipal  bonds,  the  value of these
                                          bonds  will  fluctuate  to  a  greater
                                          extent  in   response  to  changes  in
                                          prevailing  long-term  interest rates.
                                          Moreover,   the   income   earned   on
                                          residual interest municipal bonds will
                                          fluctuate  in  response  to changes in
                                          prevailing  short-term interest rates.
                                          Thus,  when such bonds are held by the
                                          Fund,   an   increase   in  short-  or
                                          long-term  market  interest rates will
                                          adversely  affect the income  received
                                          from such bonds or the net asset value
                                          of Fund shares. To the extent the Fund
                                          has preferred shares  outstanding,  an
                                          increase  in  short-term  rates  would
                                          also  result in an  increased  cost of
                                          leverage, which would adversely affect
                                          the   Fund   income    available   for
                                          distribution. Although the Fund is not
                                          limited with respect to its investment
                                          in residual interest  municipal bonds,
                                          the Fund does not intend  initially to
                                          invest  more  than  10% of  its  total
                                          assets in such bonds.

                                          The Fund may purchase and sell various
                                          kinds of financial  futures  contracts
                                          and related options, including futures
                                          contracts and related options based on
                                          various debt securities and securities
                                          indices,  to  seek  to  hedge  against
                                          changes in interest rates or for other
                                          risk management purposes.


Listing.............................      The Fund has  applied  for the listing
                                          of its common  shares on the  American
                                          Stock Exchange under the symbol [" ".]

Leverage............................      The  Fund  expects  to  use  financial
                                          leverage   through  the   issuance  of
                                          preferred  shares.  The  Fund  intends
                                          initially to use financial leverage of
                                          approximately  38% of its gross assets
                                          (including the amount obtained through
                                          leverage). The Fund generally will not
                                          use leverage if it anticipates that it
                                          would  result  in a  lower  return  to
                                          holders of the Shares ("Shareholders")
                                          over time.  Use of financial  leverage
                                          creates an  opportunity  for increased
                                          income for  Shareholders  but,  at the
                                          same  time,   creates   special  risks
                                          (including  the  likelihood of greater
                                          volatility  of  net  asset  value  and
                                          market price of the Shares), and there
                                          can be no assurance  that a leveraging
                                          strategy will be successful during any
                                          period  in which it is  employed.  The
                                          Fund intends to issue preferred shares
                                          approximately   one  to  three  months
                                          after  completion  of  this  offering,
                                          subject to market conditions,  and the
                                          Fund's  receipt  of a  AAA/Aaa  credit
                                          rating on  Preferred  Shares  from any
                                          nationally   recognized    statistical
                                          rating      organization      ("Rating
                                          Agency")(typically,  Moody's,  S&P  or
                                          Fitch).  See  "Investment   Objective,
                                          Policies  and  Risks-- Use of Leverage
                                          and Related Risks."

Investment Adviser and
Administrator.......................      Eaton Vance, an indirect  wholly-owned
                                          subsidiary  of Eaton Vance  Corp.,  is
                                          the  Fund's  investment  adviser   and
                                          administrator. The Adviser and certain
                                          of   its   subsidiaries   manage   [5]
                                          national  municipal funds, [40] single
                                          state  municipal  funds,  [8]  limited
                                          maturity municipal funds and [1] money
                                          market  municipal  fund with  combined
                                          assets of about  [$8.5  billion] as of
                                          September 30, 2002.  [Thirteen] of the
                                          funds are closed-end.  See "Management
                                          of the Fund."

Distributions.......................      Commencing   with  the  Fund's   first
                                          dividend,  the  Fund  intends  to make
                                          regular monthly cash  distributions to
                                          Shareholders  at a level rate based on
                                          the projected performance of the Fund.
                                          The Fund's ability to maintain a level
                                          Share  dividend  rate will depend on a
                                          number of factors, including dividends
                                          payable on the  preferred  shares.  As
                                          portfolio   and   market    conditions
                                          change,  the rate of  dividends on the
                                          Shares and the Fund's  dividend policy
                                          could change. Over time, the Fund will
                                          distribute  all of its net  investment
                                          income    (after   it   pays   accrued
                                          dividends on any outstanding preferred
                                          shares).   In   addition,   at   least
                                          annually,    the   Fund   intends   to
                                          distribute   net   capital   gain  and
                                          taxable  ordinary  income,  if any, to
                                          you so long as the  net  capital  gain
                                          and  taxable  ordinary  income are not
                                          necessary to pay accrued dividends on,
                                          or redeem or liquidate,  any preferred
                                          shares.  Your initial  distribution is
                                          expected to be declared  approximately
                                          45  days,  and paid  approximately  60
                                          days,  from  the  completion  of  this
                                          offering,    depending    on    market
                                          conditions.    You   may    elect   to
                                          automatically  reinvest some or all of
                                          your   distributions   in   additional
                                          Shares   under  the  Fund's   Dividend
                                          Reinvestment  Plan. See "Distributions
                                          and Taxes" and "Dividend  Reinvestment
                                          Plan."

Dividend Reinvestment
Plan................................      The Fund has  established  a  Dividend
                                          Reinvestment Plan (the "Plan").  Under
                                          the Plan, a  Shareholder  may elect to
                                          have all  dividend  and  capital  gain
                                          distributions automatically reinvested
                                          in additional  Shares either purchased
                                          in the open market, or newly issued by
                                          the Fund if the Shares are  trading at
                                          or  above   their  net  asset   value.
                                          Shareholders  may elect to participate
                                          in the Plan by completing the Dividend
                                          Reinvestment Plan Application Form. If
                                          Shareholders do not participate,  such
                                          Shareholders    will    receive    all
                                          distributions  in cash  paid by  check
                                          mailed  directly to them by PFPC Inc.,
                                          as dividend paying agent. Shareholders
                                          who  intend  to  hold   their   Shares
                                          through  a broker  or  nominee  should
                                          contact  such  broker  or  nominee  to
                                          determine  whether  or  how  they  may
                                          participate in the Plan. See "Dividend
                                          Reinvestment Plan."

Closed-End Structure................      Closed-end  funds differ from open-end
                                          management     investment    companies
                                          (commonly referred to as mutual funds)
                                          in  that  closed-end  funds  generally
                                          list  their  shares  for  trading on a
                                          securities  exchange and do not redeem
                                          their  shares  at  the  option  of the
                                          shareholder.  By  comparison,   mutual
                                          funds issue  securities  redeemable at
                                          net asset  value at the  option of the
                                          shareholder and typically  engage in a
                                          continuous  offering of their  shares.
                                          Mutual funds are subject to continuous
                                          asset  in-flows and out-flows that can
                                          complicate    portfolio    management,
                                          whereas closed-end funds generally can
                                          stay more fully invested in securities
                                          consistent with the closed-end  fund's
                                          investment objective and policies.  In
                                          addition,  in  comparison  to open-end
                                          funds,  closed-end  funds have greater
                                          flexibility   in  the   employment  of
                                          financial  leverage and in the ability
                                          to make certain types of  investments,
                                          including   investments   in  illiquid
                                          securities.    However,    shares   of
                                          closed-end funds frequently trade at a
                                          discount  from their net asset  value.
                                          In recognition of the possibility that
                                          the Shares  might  trade at a discount
                                          to net  asset  value and that any such
                                          discount may not be in the interest of
                                          Shareholders,   the  Fund's  Board  of
                                          Trustees     (the     "Board"),     in
                                          consultation  with Eaton  Vance,  from
                                          time  to  time  may  review   possible
                                          actions to reduce  any such  discount.
                                          The Board might  consider  open market
                                          repurchases   or  tender   offers  for
                                          Shares at net asset  value.  There can
                                          be no  assurance  that the Board  will
                                          decide  to  undertake   any  of  these
                                          actions or that, if  undertaken,  such
                                          actions  would  result  in the  Shares
                                          trading  at a price  equal to or close
                                          to net  asset  value  per  Share.  The
                                          Board   might   also    consider   the
                                          conversion  of the Fund to an open-end
                                          mutual  fund.   The  Board   believes,
                                          however, that the closed-end structure
                                          is   desirable,   given   the   Fund's
                                          investment   objective  and  policies.
                                          Investors  should  assume,  therefore,
                                          that it is  highly  unlikely  that the
                                          Board  would vote to convert  the Fund
                                          to an open-end investment company. See
                                          "Description of Capital Structure."

Special Risk
Considerations......................      NO  OPERATING  HISTORY.  The Fund is a
                                          closed-end  investment company with no
                                          history of operations  and is designed
                                          for  long-term  investors and not as a
                                          trading vehicle.

                                          INTEREST  RATE AND  MARKET  RISK.  The
                                          prices of municipal  obligations  tend
                                          to  fall  as   interest   rates  rise.
                                          Securities that have longer maturities
                                          or durations tend to fluctuate more in
                                          price in response to changes in market
                                          interest   rates.  A  decline  in  the
                                          prices  of the  municipal  obligations
                                          owned  by  the  Fund  would   cause  a
                                          decline in the net asset  value of the
                                          Fund, which could adversely affect the
                                          trading  price of the  Fund's  Shares.
                                          This  risk is  usually  greater  among
                                          municipal   obligations   with  longer
                                          maturities or durations.  Although the
                                          Fund  has  no  policy   governing  the
                                          maturities   or   durations   of   its
                                          investments,  the Fund expects that it
                                          will   invest   in  a   portfolio   of
                                          longer-term  securities.   This  means
                                          that  the  Fund  will  be  subject  to
                                          greater   market  risk  (other  things
                                          being  equal)  than a  fund  investing
                                          solely  in  shorter-term   securities.
                                          Market  risk is  often  greater  among
                                          certain types of debt securities, such
                                          as  zero-coupon  bonds,  which  do not
                                          make  regular  interest  payments.  As
                                          interest  rates  change,  these  bonds
                                          often  fluctuate  in price  more  than
                                          coupon   bonds   that   make   regular
                                          interest  payments.  Because  the Fund
                                          may  invest  in  these  types  of debt
                                          securities,   it  may  be  subject  to
                                          greater  market  risk than a fund that
                                          invests   only  in  current   interest
                                          paying securities.

                                          INCOME  RISK.  The  income   investors
                                          receive   from   the   Fund  is  based
                                          primarily  on the  interest  it  earns
                                          from its  investments,  which can vary
                                          widely  over the short and  long-term.
                                          If  long-term   interest  rates  drop,
                                          investors'  income  from the Fund over
                                          time  could  drop as well if the  Fund
                                          purchases    securities   with   lower
                                          interest coupons.


                                          CALL AND OTHER REINVESTMENT  RISKS. If
                                          interest  rates  fall,  it is possible
                                          that  issuers of  callable  bonds with
                                          high interest  coupons will "call" (or
                                          prepay)   their  bonds   before  their
                                          maturity   date.   If  a   call   were
                                          exercised  by  the  issuer   during  a
                                          period of  declining  interest  rates,
                                          the Fund is  likely  to  replace  such
                                          called  security with a lower yielding
                                          security.  If that were to happen,  it
                                          could  decrease  the Fund's  dividends
                                          and could  affect the market  price of
                                          Shares.  Similar  risks exist when the
                                          Fund invests the proceeds from matured
                                          or  traded  municipal  obligations  at
                                          market  interest  rates that are below
                                          the Fund's current earnings rate.

                                          CREDIT  RISK.  Credit risk is the risk
                                          that  one or more  municipal  bonds in
                                          the Fund's  portfolio  will decline in
                                          price,  or  fail  to pay  interest  or
                                          principal when due, because the issuer
                                          of the bond  experiences  a decline in
                                          its financial status.

                                          LIQUIDITY RISK. Although the Fund does
                                          not currently intend to, at times, the
                                          Fund  may  invest  in  securities  for
                                          which  there is no  readily  available
                                          trading  market or which are otherwise
                                          illiquid.  The Fund may not be able to
                                          readily  dispose of such securities at
                                          prices that approximate those at which
                                          the Fund could sell such securities if
                                          they were more widely traded and, as a
                                          result of such  illiquidity,  the Fund
                                          may have to sell other  investments or
                                          engage in  borrowing  transactions  if
                                          necessary  to  raise  cash to meet its
                                          obligations.  In addition, the limited
                                          liquidity   could  affect  the  market
                                          price  of  the   securities,   thereby
                                          adversely  affecting  the  Fund's  net
                                          asset   value  and   ability  to  make
                                          dividend distributions.

                                          MUNICIPAL    BOND   MARKET.    Certain
                                          obligations  in which  the  Fund  will
                                          invest will not be registered with the
                                          Securities and Exchange  Commission or
                                          any state  securities  commission  and
                                          will  not be  listed  on any  national
                                          securities  exchange.  Therefore,  the
                                          amount of public information available
                                          about  portfolio  securities  will  be
                                          limited,  and the  performance  of the
                                          Fund   is   more   dependent   on  the
                                          analytical  abilities  of Eaton  Vance
                                          than   would   be  the   case  for  an
                                          investment    company   that   invests
                                          primarily     in     registered     or
                                          exchange-listed securities.

                                          MUNICIPAL BOND INSURANCE. In the event
                                          Moody's, S&P or Fitch (or all of them)
                                          should downgrade its assessment of the
                                          claims-paying  ability of a particular
                                          insurer,  it (or they)  could  also be
                                          expected  to  downgrade   the  ratings
                                          assigned to municipal bonds insured by
                                          such  insurer,   and  municipal  bonds
                                          insured under Portfolio  Insurance (as
                                          defined  below) issued by such insurer
                                          also  would be of  reduced  quality in
                                          the  portfolio  of the Fund.  Any such
                                          downgrade could have an adverse impact
                                          on the  net  asset  value  and  market
                                          price of the Shares.

                                          In  addition,  to the  extent the Fund
                                          employs Portfolio Insurance,  the Fund
                                          may be subject to certain restrictions
                                          on  investments  imposed by guidelines
                                          of  the  insurance  companies  issuing
                                          such  Portfolio  Insurance.  The  Fund
                                          does not expect  these  guidelines  to
                                          prevent  Eaton Vance from managing the
                                          Fund's  portfolio in  accordance  with
                                          the Fund's  investment  objective  and
                                          policies.

                                          OHIO CONCENTRATION.  The Fund's policy
                                          of  investing  primarily  in municipal
                                          obligations of issuers located in Ohio
                                          makes  the Fund  more  susceptible  to
                                          adverse    economic,    political   or
                                          regulatory  occurrences affecting such
                                          issuers.

                                          SECTOR  AND  TERRITORY  CONCENTRATION.
                                          The Fund may invest 25% or more of its
                                          total assets in municipal  obligations
                                          of  issuers  located  in the same U.S.
                                          territory  or  in  the  same  economic
                                          sector, including, without limitation,
                                          the     following:     lease    rental
                                          obligations   of   state   and   local
                                          authorities;  obligations dependent on
                                          annual  appropriations  by  a  state's
                                          legislature  for payment;  obligations
                                          of state  and  local  housing  finance
                                          authorities,    municipal    utilities
                                          systems or public housing authorities;
                                          obligations  of  hospitals  as well as
                                          obligations   of  the   education  and
                                          transportation  sectors. This may make
                                          the Fund more  susceptible  to adverse
                                          economic,   political  or   regulatory
                                          occurrences   affecting  a  particular
                                          territory or economic sector.

                                          EFFECTS  OF   LEVERAGE.   The  use  of
                                          leverage through issuance of preferred
                                          shares   by  the   Fund   creates   an
                                          opportunity  for increased net income,
                                          but, at the same time, creates special
                                          risks.  There can be no assurance that
                                          a   leveraging    strategy   will   be
                                          successful  during any period in which
                                          it is  employed.  The Fund  intends to
                                          use leverage to provide the holders of
                                          Shares  with  a   potentially   higher
                                          return.  Leverage  creates  risks  for
                                          holders  of  Shares,   including   the
                                          likelihood  of greater  volatility  of
                                          net asset  value and  market  price of
                                          the   Shares   and   the   risk   that
                                          fluctuations  in dividend rates on any
                                          preferred shares may affect the return
                                          to  Shareholders.  It  is  anticipated
                                          that preferred share dividends will be
                                          based  on  the  yields  of  short-term
                                          municipal   obligations,   while   the
                                          proceeds   of  any   preferred   share
                                          offering    will   be    invested   in
                                          longer-term   municipal   obligations,
                                          which typically have higher yields. To
                                          the  extent the  income  derived  from
                                          securities    purchased   with   funds
                                          received  from  leverage  exceeds  the
                                          cost of  leverage,  the Fund's  return
                                          will be greater  than if leverage  had
                                          not  been  used.  Conversely,  if  the
                                          income from the  securities  purchased
                                          with such funds is not  sufficient  to
                                          cover the cost of leverage, the return
                                          to the  Fund  will  be  less  than  if
                                          leverage   had  not  been  used,   and
                                          therefore  the  amount  available  for
                                          distribution    to   Shareholders   as
                                          dividends and other distributions will
                                          be reduced.  In the latter case, Eaton
                                          Vance   in  its  best   judgment   may
                                          nevertheless determine to maintain the
                                          Fund's leveraged  position if it deems
                                          such action to be appropriate.

                                          In  addition,  under  current  federal
                                          income tax law,  the Fund is  required
                                          to  allocate  a  portion  of  any  net
                                          realized   capital   gains   or  other
                                          taxable income to holders of preferred
                                          shares.  The  terms  of any  preferred
                                          shares are  expected  to  require  the
                                          Fund   to   pay   to   any   preferred
                                          shareholders    additional   dividends
                                          intended to  compensate  the preferred
                                          shareholders  for taxes payable on any
                                          capital gains or other taxable  income
                                          allocated to the preferred shares. Any
                                          such additional  dividends will reduce
                                          the amount  available for distribution
                                          to  the  Shareholders.   As  discussed
                                          under  "Management  of the  Fund," the
                                          fee  paid  to  Eaton   Vance  will  be
                                          calculated  on the basis of the Fund's
                                          gross assets,  including proceeds from
                                          the issuance of preferred  shares,  so
                                          the fees will be higher when  leverage
                                          is    utilized.     See    "Investment
                                          Objective,  Policies  and Risks -- Use
                                          of Leverage and Related Risks."

                                          The Fund  currently  intends to seek a
                                          Aaa/AAA  grade rating on any preferred
                                          shares  from any  Rating  Agency.  The
                                          Fund  may  be  subject  to  investment
                                          restrictions of the Rating Agency as a
                                          result.  These restrictions may impose
                                          asset     coverage    or     portfolio
                                          composition requirements that are more
                                          stringent  than  those  imposed on the
                                          Fund by the Investment  Company Act of
                                          1940,  as  amended  (the   "Investment
                                          Company Act" or "1940 Act"). It is not
                                          anticipated  that these  covenants  or
                                          guidelines  will impede Eaton Vance in
                                          managing   the  Fund's   portfolio  in
                                          accordance    with   its    investment
                                          objective    and     policies.     See
                                          "Description  of Capital  Structure --
                                          Preferred Shares."

                                          MARKET PRICE OF SHARES.  The shares of
                                          closed-end  investment companies often
                                          trade at a  discount  from  their  net
                                          asset value, and the Fund's Shares may
                                          likewise  trade at a discount from net
                                          asset value.  The trading price of the
                                          Fund's  Shares  may be less  than  the
                                          public offering  price.  This risk may
                                          be  greater  for  investors  who  sell
                                          their  Shares  in a  relatively  short
                                          period after  completion of the public
                                          offering.

                                          NON-DIVERSIFICATION.   The   Fund  has
                                          registered   as  a   "non-diversified"
                                          investment company under the 1940 Act.
                                          For federal  income tax purposes,  the
                                          Fund, with respect to up to 50% of its
                                          total  assets,  will be able to invest
                                          more  than 5% (but not more  than 25%)
                                          of the  value of its  total  assets in
                                          the  obligations of any single issuer.
                                          To  the  extent  the  Fund  invests  a
                                          relatively   high  percentage  of  its
                                          assets  in  obligations  of a  limited
                                          number  of  issuers,  the  Fund may be
                                          more  susceptible  than a more  widely
                                          diversified  investment company to any
                                          single    economic,    political    or
                                          regulatory occurrence.

                                          CERTAIN      TAX       CONSIDERATIONS.
                                          Distributions   of  any   taxable  net
                                          investment  income and net  short-term
                                          capital  gain are  taxable as ordinary
                                          income. See "Distributions and Taxes."

                                          ANTI-TAKEOVER  PROVISIONS.  The Fund's
                                          Agreement  and  Declaration  of  Trust
                                          includes  provisions  that  could have
                                          the effect of limiting  the ability of
                                          other  persons or  entities to acquire
                                          control  of the Fund or to change  the
                                          composition   of   its   Board.    See
                                          "Description  of Capital  Structure --
                                          Anti-Takeover    Provisions   in   the
                                          Declaration of Trust."

                                  FUND EXPENSES

     The purpose of the table below is to help you understand all fees and expenses that you, as a Shareholder, would bear directly or indirectly. The following table assumes the issuance of preferred shares in an amount equal to 38% of the Fund's total assets (after their issuance), and shows Fund expenses as a percentage of net assets attributable to common shares.

SHAREHOLDER TRANSACTION EXPENSES
     Sales Load Paid by You (as a percentage of offering price)................      4.50%
     Offering Expenses Borne by the Fund.......................................      [     ](1)(2)
     Dividend Reinvestment Plan Fees...........................................      None(3)

ANNUAL EXPENSES

                                                                                  PERCENTAGE OF
                                                                                   NET ASSETS
                                                                                 ATTRIBUTABLE TO
                                                                                COMMON SHARES(4)
                                                                                ----------------

     Investment Advisory  Fee..................................................      [     ]%
     Other Expenses (including  Administration Fee of [ ]%)....................      [     ]%
                                                                                     -------

     Total Annual Expenses.....................................................      [     ]%
     Fee and Expense Reimbursements (Years  [ ]-[ ])...........................      [(   )]%(5)
                                                                                     -------
     Total Net Annual Expenses  (Years [ ]-[ ])................................      [     ]%(5)

                                                                                     =======

---------------

(1) [Eaton Vance or an affiliate has agreed to bear all offering and organizational expenses (other than sales load) that exceed [$ ] per Share.]
(2) If the Fund offers preferred shares, costs of that offering, estimated to be slightly more than [ %] of the total amount of the preferred share offering, will effectively be borne by common shareholders and result in the reduction of the net asset value of the common shares. Assuming the issuance of preferred shares in an amount equal to 38% of the Fund's total assets (after issuance), those offering costs are estimated to be not more than approximately [$ ] or [$ ] per common share. ([ %] of the offering price).
(3) You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your Shares held in a dividend reinvestment account.
(4) Stated as percentages of net assets attributable to common shares assuming no issuance of preferred shares or borrowings, the Fund's expenses would be estimated to be as follows:

                                                                                 PERCENTAGE OF
                                                                                  NET ASSETS
                                                                                ATTRIBUTABLE TO
                                                                                 COMMON SHARES
ANNUAL EXPENSES
Investment Advisory Fee.........................................................     [     ]%
Other Expenses (including Administration Fee of [        ]%)....................     [     ]%
                                                                                     -------
Total Annual Expenses...........................................................
                                                                                     [     ]%
Fees and Expense Reimbursements (Years [ ]-[ ]).................................     [(   )]%(5)
                                                                                     -------
Total Net Annual Expenses (Years [ ]-[ ]).......................................     [     ]%(5)

----------

(5) [Eaton Vance has contractually agreed to reimburse the Fund for fees and other expenses in the amount of [ ]% of average weekly total assets of the Fund for the first [ ] full years of the Fund's operations, [ ]% of average weekly total assets of the Fund in year [ ],
    [ ]% in year [ ] and [ ]% in year [ ]. For this purpose, total assets (and gross assets in "Management of the Fund -- The Adviser") shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed. Without the reimbursement, "Total Net Annual Expenses" would be estimated to be [ ]% of average weekly net assets (or, assuming no issuance of preferred shares or borrowing, [ ]% of average weekly net assets) attributable to common shares.]

     The expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately [ ] common shares. See "Management of the Fund" and "Dividend Reinvestment Plan."

     The following example illustrates the expenses (including the sales load of $45.00, estimated offering expenses of this offering of $[ ] and the estimated preferred share offering costs assuming preferred shares are issued representing [ ]% of the Fund's total assets (after issuance) of $[ ]) that you would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of [ ]% of net assets attributable to common shares in years [ ] through [ ], increasing to [ ]% in years [ ] and [ ] and (2) a 5% annual return:(1)

             1 Year           3 Years            5 Years            10 Years(2)
             ------           -------            -------            -----------

             $                $                  $                  $
---------------

(1) The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2) [Assumes reimbursement of fees and expenses of [ ]% of average weekly total assets of the Fund in year [ ], [ ]% in year [ ] and [ ]% in year [ ]. Eaton Vance has not agreed to reimburse the Fund for any portion of its fees and expenses beyond this time. See footnote 5 above.]

     The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

                                    THE FUND

     The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on October 3, 2002, pursuant to a Declaration governed by the laws of the Commonwealth of Massachusetts and has no operating history. The Fund's principal office is located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 and its telephone number is 1-800-225-6265.

     This Prospectus relates to the initial public offering of the Fund's common
shares  of   beneficial   interest,   $0.01  par  value  (the   "Shares").   See
"Underwriting."

                                 USE OF PROCEEDS

     The net proceeds of this offering of Shares will be approximately [$ ] (or [$ ] assuming exercise of the Underwriters' over-allotment option in full), after payment of the estimated offering expenses, will be invested in accordance with the Fund's investment objective and policies as soon as practicable, but, in no event, under normal market conditions, later than three months after the receipt thereof. Pending such investment, the proceeds may be invested in high-quality, short-term municipal debt securities. [Eaton Vance or an affiliate has agreed to pay all offering and organizational expenses of the
Fund that exceed [$     ] per Share.]

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

INVESTMENT OBJECTIVE

     The Fund's investment objective is to provide current income exempt from federal income tax, including alternative minimum tax, and Ohio personal income tax. This income will be earned by investing primarily in high grade municipal obligations (as defined below) that are insured as to the timely payment of principal and interest. Securities will be purchased and sold in an effort to maintain a competitive yield and to enhance return based upon the relative value of the securities available in the marketplace. Investments are based on Eaton Vance's research and ongoing credit analysis, the underlying materials for which are generally not available to individual investors.

     Eaton Vance seeks to find municipal obligations of high quality that have been undervalued in the marketplace. Eaton Vance's team of research analysts, traders and portfolio managers are devoted exclusively to analyzing municipal securities. The team's goal is to find municipal bonds of high quality that have been undervalued in the marketplace due to differing dynamics in individual sectors of the municipal bond market, municipal bond supply, and the structure of individual bonds, especially in regard to maturities, coupons, and call dates. Eaton Vance's team of professionals monitors historical and current yield spreads to find relative value in the marketplace. This research capability is key to identifying trends that impact the yield-spread relationship of all bonds, including those in the insured sector.

PRIMARY INVESTMENT POLICIES

     GENERAL COMPOSITION OF THE FUND. During normal market conditions, at least 80% of the Fund's net assets will be invested in municipal obligations, the interest on which is exempt from federal income tax, including alternative minimum tax, and Ohio personal income tax ("municipal obligations" or "municipal bonds") and that are insured as to principal and interest payments. Such insurance will be from insurers having a claims-paying ability rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch"). This insurance does not protect the market value of such obligations or the net asset value of the Fund. The value of an insured municipal obligation will be affected by the credit standing of its insurer. The Fund primarily invests in high grade municipal obligations. At least 80% of the Fund's net assets will normally be invested in municipal obligations rated in the highest category at the time of investment (which is Aaa by Moody's or AAA by S&P or Fitch or, if unrated, determined to be of comparable quality by the Adviser). Up to 20% of the Fund's net assets may be invested in obligations rated below Aaa or AAA (but not lower than BBB or Baa) and comparable unrated obligations and/or municipal obligations that are uninsured. Accordingly, the Fund does not intend to invest any of its assets in obligations rated below investment grade or in comparable unrated obligations. From time to time, the Fund may hold obligations that are unrated but judged to be of comparable quality by the Adviser. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its net assets) in accordance with its investment objective.

     The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a Rating Agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment. In determining whether to retain or sell such a security, Eaton Vance may consider such factors as Eaton Vance's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other Rating Agencies.

     The Fund has adopted certain fundamental investment restrictions set forth in the Statement of Additional Information which may not be changed without a Shareholder vote. Except for such restrictions and the 80% requirement pertaining to investment in municipal and insured municipal obligations set forth above, the investment objective and policies of the Fund may be changed by the Board without Shareholder action.

     THE FUND WILL NOT INVEST IN AN OBLIGATION IF THE INTEREST ON THAT OBLIGATION IS SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.

     MUNICIPAL OBLIGATIONS. Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from federal income tax, including alternative minimum tax. The municipal obligations in which the Fund will invest are generally issued by Ohio municipal issuers and pay interest that is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from Ohio personal income tax, in addition to federal income tax, including alternative minimum tax. The Fund may also invest in municipal obligations issued by United States territories (such as Puerto Rico or Guam) the interest on which is exempt from federal income tax, including alternative minimum tax and Ohio personal income tax.

     Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds that are subject to annual appropriations by a state's legislature. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively.

     The Fund may invest in residual interest municipal bonds whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively new and volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investment in inverse floaters may amplify the effects of the Fund's use of leverage. Should short-term interest rates rise, the combination of the Fund's investment in inverse floaters and the use of leverage likely will adversely affect the Fund's income and distributions to Shareholders. Although the Fund is not limited with respect to its investment in residual interest municipal bonds, the Fund does not intend initially to invest more than 10% of its total assets in such bonds.

     Some of the obligations in which the Fund invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The Fund is required to take into account income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute substantially all of its income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

     MUNICIPAL OBLIGATION INSURANCE GENERALLY. Insured municipal obligations held by the Fund will be insured as to their scheduled payment of principal and interest under (i) an insurance policy obtained by the issuer or underwriter of the Fund municipal obligation at the time of its original issuance ("Original Issue Insurance"), (ii) an insurance policy obtained by the Fund or a third party subsequent to the Fund municipal obligation's original issuance ("Secondary Market Insurance") or (iii) another municipal insurance policy purchased by the Fund ("Portfolio Insurance"). This insurance does not protect the market value of such obligations or the net asset value of the Fund. The Fund expects initially to emphasize investments in municipal bonds insured under bond--specific insurance policies (i.e., Original Issue or Secondary Market Insurance). The Fund may obtain Portfolio Insurance from the insurers described in Appendix D to the Statement of Additional Information. The Fund, as a non-fundamental policy that can be changed by the Fund's Board of Trustees (the

"Board"), will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated "Aaa" by Moody's or "AAA" by S&P or Fitch. There is no limit on the percentage of the Fund's assets that may be invested in municipal bonds insured by any one insurer.

     Municipal bonds covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating of "Aaa" or "AAA", as the case may be, by virtue of the rating of the "Aaa" or "AAA" claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way of contrast, the ratings, if any, assigned to municipal bonds insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuer, without regard to the insurance feature, and generally will carry a rating that is below "Aaa" or "AAA." While in the portfolio of the Fund, however, a municipal bond backed by Portfolio Insurance will effectively be of the same credit quality as a municipal bond issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.

     The Fund's policy of investing in municipal bonds insured by insurers whose claims-paying ability is rated "Aaa" or "AAA" applies only at the time of purchase of a security, and the Fund will not be required to dispose of the securities in the event Moody's, S&P or Fitch, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer or withdraws its assessment. In this connection, it should be noted that in the event Moody's, S&P or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured by such insurer, and municipal bonds insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the portfolio of the Fund. Moody's, S&P and Fitch continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade or withdraw their assessments subsequent to the time the Fund purchases securities.

     The value of municipal bonds covered by Portfolio Insurance that are in default or in significant risk of default will be determined by separately establishing a value for the municipal bond and a value for the Portfolio Insurance.

     ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of municipal bonds by the issuer thereof or a third party in conjunction with the original issuance of such municipal bonds. Under this insurance, the insurer unconditionally guarantees to the holder of the municipal bond the timely payment of principal and interest on such obligations when and as these payments become due but not paid by the issuer, except that in the event of the acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as payment of principal would have been due had there not been any acceleration. The insurer is responsible for these payments less any amounts received by the holder from any trustee for the municipal bond issuer or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal bonds), the value of the Fund's shares, the market value of municipal bonds, or payments of any tender purchase price upon the tender of the municipal bonds. Original Issue Insurance also does not insure against nonpayment of principal or interest on municipal bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for these bonds.

     Original Issue Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these municipal bonds. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal bonds so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.

     SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a municipal bond, the Fund or a third party may, upon the payment of a single premium, purchase insurance on that security. Secondary Market Insurance generally provides the same type of coverage as Original Issue Insurance and, as with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these municipal bonds.

     One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal bond would be to enable the Fund to enhance the value of the security. The Fund, for example, might seek to purchase a particular municipal bond and obtain Secondary Market Insurance for it if, in the Adviser's opinion, the market value of the security, as insured, less the cost of the Secondary Market Insurance, would exceed the current value of the security without insurance. Similarly, if the Fund owns but wishes to sell a municipal bond that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance for it if, in the Adviser's opinion, the net proceeds of the Fund's sale of the security, as insured, less the cost of the Secondary Market Insurance, would exceed the current value of the security. In determining whether to insure municipal bonds the Fund owns, an insurer will apply its own standards, which correspond generally to the standards the insurer has established for determining the insurability of new issues of municipal bonds. See "Original Issue Insurance" above.

     PORTFOLIO INSURANCE. Portfolio Insurance guarantees the payment of principal and interest on specified eligible municipal bonds purchased by the Fund and presently held by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal bonds insured under a Portfolio Insurance policy would generally not be insured under any other policy. A municipal bond is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund.

     If a municipal obligation is already covered by Original Issue Insurance or Secondary Market Insurance, then the security is not required to be additionally insured under any Portfolio Insurance that the Fund may purchase. All premiums respecting municipal bonds covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

     Portfolio Insurance policies are effective only as to municipal bonds owned by and held by the Fund, and do not cover municipal bonds for which the contract for purchase fails. A "when-issued" municipal obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal bond.

     In determining whether to insure municipal bonds held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. See "Original Issue Insurance" above.

     Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as the Fund is in existence, the municipal bonds covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional bonds purchased by the Fund after the effective date of such notice. The Fund's Board generally will reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

     Each Portfolio Insurance policy will terminate as to any municipal bond that has been redeemed from or sold by the Fund on the date of redemption or the settlement date of sale, and an insurer will not have any liability thereafter under a policy for any municipal bond, except that if the redemption date or settlement date occurs after a record date and before the related payment date for any municipal bond, the policy will terminate for that municipal bond on the business day immediately following the payment date. Each policy will terminate as to all municipal bonds covered thereby on the date on which the last of the covered municipal bonds mature, are redeemed or are sold by the Fund.

     One or more Portfolio Insurance policies may provide the Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") for a municipal bond that is sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the sale proceeds of the municipal bond. The Fund expects to exercise the right to obtain Permanent Insurance for a municipal bond only if, in the Adviser's opinion, upon the exercise the net proceeds from the sale of the municipal bond, as insured, would exceed the proceeds from the sale of the security without insurance.

     The Portfolio Insurance premium for each municipal bond is determined based upon the insurability of each security as of the date of purchase and will not be increased or decreased for any change in the security's creditworthiness unless the security is in default as to payment of principal or interest, or both. If such event occurs, the Permanent Insurance premium will be subject to an increase predetermined at the date of the Fund's purchase.

     Because each Portfolio Insurance policy will terminate for municipal bonds sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of the Fund's obligations, whether or not the obligations are in default or in significant risk of default. On the other hand, because Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as the municipal bonds they cover are outstanding, these insurance policies may enhance the marketability of these bonds even when they are in default or in significant risk of default, but the exact effect, if any, on marketability, cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal bonds covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

     Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of municipal bonds covered by the policy during the month. The yield on the Fund is reduced to the extent of the insurance premiums it pays. Depending upon the characteristics of the municipal bonds held by the Fund, the annual premium rate for policies of Portfolio Insurance is estimated to range from 12 to 18 basis points of the value of the municipal bonds covered under the policy.

     Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligation or the net asset value of the Fund's Shares.

     OTHER TYPES OF CREDIT SUPPORT. The Fund may also invest in uninsured municipal obligations that are secured by an escrow or trust account that contains securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, that are backed by the full faith and credit of the United States, and sufficient, in combination with available trustee-held funds, in amount to ensure the payment of interest on and principal of the secured obligation ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, municipal  bonds  that have been  advance  refunded  where the  proceeds  of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond. Collateralized obligations generally are regarded as having the credit characteristics of the underlying U.S. Government, U.S. Government agency or instrumentality securities. These obligations will not be subject to Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Accordingly, despite the existence of the foregoing credit support characteristics, these obligations will not be considered to be insured obligations for purposes of the Fund's policy of investing at least 80% of its net assets in insured obligations. The credit quality of companies that provide such credit enhancements will affect the value of those securities.

ADDITIONAL INVESTMENT PRACTICES

     WHEN-ISSUED SECURITIES. The Fund may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than what the Fund agreed to pay for them. The Fund may be required to maintain a segregated account of liquid assets equal to outstanding purchase commitments. The Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

     FUTURES TRANSACTIONS. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in interest rates or for other risk management purposes. Futures contracts may be based on various debt securities and securities indices (such as the
Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading
Commission. These transactions involve transaction costs. There can be no assurance that Eaton Vance's use of futures will be advantageous to the Fund. Distributions by the Fund of any gains realized on the Fund's transactions in futures and options on futures will be taxable. Rating Agency guidelines on any preferred shares issued by the Fund may limit use of these transactions.

     INTEREST RATE SWAPS AND FORWARD RATE CONTRACTS. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

     If the other party to an interest rate swap or forward rate contract defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

     INVESTMENT COMPANY SECURITIES. The Fund may purchase common shares of closed-end investment companies that have a similar investment objective and policies to the Fund. In addition to providing tax-exempt income, such securities may provide capital appreciation. Such investments, which may also be leveraged and subject to the same risks as the Fund, will not exceed 10% of total assets, and no such company will be affiliated with Eaton Vance. These companies bear fees and expenses that the Fund will incur indirectly.

     MUNICIPAL LEASES. The Fund may invest in municipal leases and participations therein. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by the state or local government to acquire equipment and facilities.

USE OF LEVERAGE AND RELATED RISKS

     The Fund expects to use leverage through the issuance of preferred shares. The Fund initially intends to use leverage of approximately 38% of its gross assets (including the amount obtained from leverage). The Fund generally will not use leverage if the Adviser anticipates that it would result in a lower return to Shareholders for any significant amount of time. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

     Leverage creates risks for holders of the Shares, including the likelihood of greater volatility of net asset value and market price of the Shares. There is a risk that fluctuations in the dividend rates on any preferred shares may adversely affect the return to the holders of the Shares. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. The Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances. During periods in which the Fund is using leverage the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's gross assets, including proceeds from the issuance of preferred shares. As discussed under "Description of Capital Structure," the Fund's issuance of preferred shares may alter the voting power of common shareholders.

     Capital raised through leverage will be subject to dividend payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on Shares or to engage in other activities. The issuance of a class of preferred shares having priority over the Fund's Shares creates an opportunity for greater return per Share, but at the same time such leveraging is a speculative technique in that it will increase the Fund's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with offering proceeds exceed the cost of issuing additional classes of securities (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund's Shares compared with what it would have been without leverage.

     The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies that may issue ratings for any preferred shares issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares, from time to time, to maintain coverage of any preferred shares of at least 200%. In addition, under current federal income tax law, the Fund is required to allocate a portion of any net realized capital gains or other taxable income to holders of preferred shares. The terms of any preferred shares are expected to require the Fund to pay to any preferred shareholders additional dividends intended to compensate the preferred shareholders for taxes payable on any capital gains or other taxable income allocated to the preferred shares. Any such additional dividends will reduce the amount available for distribution to the Shareholders. Normally, holders of the Shares will elect five of the Trustees of the Fund and holders of any preferred shares will elect two. In the event the Fund failed to pay dividends on its preferred shares for two years, preferred shareholders would be entitled to elect a majority of the Trustees until the dividends are paid.

     To qualify for federal income taxation as a "regulated investment company," the Fund must distribute in each taxable year at least 90% of its net investment income (including tax-exempt interest and net short-term gain). The Fund also will be required to distribute annually substantially all of its taxable income and capital gain net income, if any, to avoid imposition of a nondeductible 4% federal excise tax. If the Fund is precluded from making distributions on the

Shares because of any applicable asset coverage requirements, the terms of the preferred shares may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a regulated investment company, will be paid to the holders of the preferred shares as a special dividend. This dividend can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the shares.

     The Fund's willingness to issue new securities for investment purposes, and the amount the Fund will issue, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

     Assuming the utilization of leverage in the amount of 38% of the Fund's gross assets and an annual dividend rate on preferred shares of 1.85% payable on such leverage based on market rates as of the date of this Prospectus, the additional income that the Fund must earn (net of expenses) in order to cover such dividend payments would be 0.70%. The Fund's actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

     The following table is designed to illustrate the effect on the return to a holder of the Fund's Shares of leverage in the amount of approximately 38% of the Fund's gross assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

   Assuming Portfolio Return (net of expenses)...............      (10)%     (5)%       0%      5%      10%
   Corresponding Share Return Assuming 38% Leverage..........    ([  ])%  ([  ])%  ([  ])%   [  ]%    [  ]%

     Until the Fund issues preferred shares, the Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objective and policies.

ADDITIONAL RISK CONSIDERATIONS

     NO OPERATING HISTORY. The Fund is a closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

     INTEREST RATE AND MARKET RISK. The prices of municipal obligations tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the municipal obligations owned by the Fund would cause a decline in the net asset value of the Fund, which could adversely affect the trading price of the Fund's Shares. This risk is usually greater among municipal obligations with longer maturities or durations. Although the Fund has no policy governing the maturities or durations of its investments, the Fund expects that it will invest in a portfolio of longer-term securities. This means that the Fund will be subject to greater market risk (other things being equal) than a fund investing solely in shorter-term securities. Market risk is often greater among certain types of income securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than coupon bonds that make regular interest payments. Because the Fund may invest in these types of income securities, it may be subject to greater market risk than a fund that invests only in current interest paying securities.

     The Fund may invest to a significant extent in residual interest municipal bonds known as inverse floaters. Compared to similar fixed-rate municipal bonds, the value of these bonds will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on residual interest municipal bonds will fluctuate in response to changes in prevailing short-term interest rates. Thus, when such bonds are held by the Fund, an increase in short- or long-term market interest rates will adversely affect the income received from such bonds or the net asset value of Fund shares. To the extent that the Fund has preferred shares outstanding, an increase in short-term rates would also result in an increase cost of leverage, which would adversely affect the Fund's income available for distribution.

     INCOME RISK. The income investors receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short- and long-term. If long-term interest rates drop, investors' income from the Fund over time could drop as well if the Fund purchases securities with lower interest coupons.

     CALL AND OTHER REINVESTMENT RISKS. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security. If that were to happen, it could decrease the Fund's dividends and possibly could affect the market price of Shares. Similar risks exist when the Fund invests the proceeds from matured or traded municipal obligations at market interest rates that are below the Fund's current earnings rate.

     CREDIT RISK. Credit risk is the risk that one or more municipal bonds in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. Securities rated in the fourth highest category are considered investment grade but they also may have some speculative characteristics.

     Changes in the credit quality of the issuers of municipal obligations held by the Fund will affect the principal value of (and possibly the income earned on) such obligations. In addition, the value of such securities are affected by changes in general economic conditions and business conditions affecting the relevant economic sectors. Changes by Rating Agencies in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of the Fund's investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded.

     The Fund may invest in municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

     OHIO CONCENTRATION. As described above, the Fund will invest substantially all of its net assets in municipal obligations that are exempt from Ohio personal income tax. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Ohio municipal obligations. The information set forth below and the related information in the Statement of Additional Information is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of Ohio. It should be noted that the creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     The state of Ohio operates on the basis of a fiscal biennium for its appropriations and expenditures. The state is precluded by law from ending a fiscal year or a biennium in a deficit position. The Governor has the power to order state agencies to operate within the state's means. The state carries out most of its operations through the General Revenue Fund ("GRF") for which personal income and sales-use taxes are the major sources. State GRF figures generally show a pattern related to national economic conditions, evident in growth and depletion of its GRF ending fund balances, with the June 30 (end of fiscal year) GRF fund balance reduced during less favorable national economic periods and increased during more favorable economic periods.

     The state's incurrence or assumption of debt without a vote of the people is generally prohibited by current state constitutional provisions. The state may incur debt, limited in amount of $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the state from assuming the debts of any local government or corporation. Generally, the creditworthiness of obligations of local Ohio issuers is unrelated to that of obligations of the state of Ohio itself. The state has no responsibility to make payments on those local obligations.

     By 17 constitutional amendments approved from 1921 to date (the latest in 2000) Ohio voters authorized the incurrence of state general obligation debt and the pledge of taxes or excises to its payment. At June 7, 2002, over $2.8 billion (excluding certain highway bonds payable primarily from highway user receipts) of this debt was outstanding. The only such state debt at that date authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($49.2 million outstanding); (b) obligations for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($1.16 billion outstanding); (c) the conservation purposes bonds; and (d) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($164.7 million outstanding, with no more than $50 million to be issued in any one year).

     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources. The Constitution limits the property tax levy, absent a vote of the electors or a municipal charter provision.

     While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the state's area devoted to farming and a significant portion of total employment in agribusiness.

     In earlier years, the state's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly state rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual state rates were below the national rates (4.3% vs. 4.5% in 199), but were again slightly higher in 199 (4.3% vs. 4.2%) and 2000 (4.1% vs. 4.0%) and then lower in 2001 (4.3% vs. 4.8%). The unemployment rate and its effects vary among geographic areas of the state.

     Ongoing and rigorous consideration has been given by the Governor and the General Assembly to revenues and expenditures for Fiscal Years (FY) 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures have been primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

     Prior consideration was in three general time frames - the initial June 2001 biennial appropriation act, then late fall and early winter 2001, and then May 2002. Significant remedial steps have included authorization to draw down and use the entire Budget Stabilization Fund (BSF) balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

     The biennial General Revenue Fund (GRF) appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Necessary GRF debt service and lease rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced, and included in the versions as passed by the House and the Senate and in the act as passed and signed. The same was true for the separate appropriations acts including lease-rental appropriations for certain Ohio Building Authority-financed projects for the departments of Transportation and Public Safety, and Bureau of Workers' Compensation.

     That original appropriations act provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on estimates and projections at the time of passage:

     1. Authorized transfer up to $150 million from the BSF to the GRF for purposes of increasing moneys available to pay Medicaid expenses.

     2. Appropriated an additional $10 million from the BSF to an emergency purposes fund.

     3. Authorized transfer to the GRF in FY 2002 of the entire ($100 million) balance in the Family Services Stabilization Fund.

     The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 the Office of Budget and Management (OBM) lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls for FY 2002 of $709 million and of $763 million for current FY 2003.

     Executive and legislative actions were taken based on the then new OBM estimates, including:

     1. The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations), and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

     2. Then in December, the General assembly passed legislation, more significant aspects of which included:

         - Authorizing transfer of up to $248 million from the BSF to the GRF during the current biennium. This was in addition to the $160 million in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $600 million).
         - Reallocating to the GRF a $260 million portion of tobacco settlement receipts in FYs 2020 and 2003, intended to be replenished from settlement receipts in FYs 2013 and 2014.
         - Reducing appropriation spending authorizations for the legislative and judicial branches.

         - Making certain tax-related changes (including accelerating the time for certain payments).
         - Authorizing Ohio's participation in a multi-state lottery game, estimated to generate $41 million in FY 2003. This participation has begun, although litigation has, to date unsuccessfully, sought to enjoin the authorization on State constitutional grounds, including a claim that the act's provisions violate the "one subject" requirement for legislation.

     Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income taxes and from corporate franchise taxes.

     These updated estimates of GRF revenue shortfalls were approximately $763 million in FY 2002 and $1.15 billion in FY 2003. Further executive and legislative actions were taken and are to be taken to ensure positive GRF fund balances for FY 2002 and for the biennium, based on estimates and projections at the time. In addition to further administrative and management steps, such as additional restraints on spending, those actions included legislation, that provides for, among other things:

     1. Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance (over $604 million) as needed in FYs 2002 and 2003, and of an additional $50 million of unclaimed funds to the GRF.
     2. Reduction of the FY 2002 ending GRF balance by $50 million (to $100 million from its previously reduced budgeted level of $150 million).
     3.  Increased  cigarette tax by 31 cents per pack (to a total of 55 cents a pack). The increase was estimated by OBM to produce approximately $283 million in FY 2003.
     4. Transfers to the GRF of $345 million from tobacco settlement money received in FYs 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead be provided by way of additionally authorized $345 million in general obligation bonds.
     5. Extension of the State income tax to Ohio-based trusts (a "sunset" provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law "economic stimulus changes" by modifying existing State law tie-ins to the federal tax base. The combination was estimated by OBM to produce approximately $283 million in FY 2003.
     6.  Selective additional appropriation cuts for certain departments.

     Certain other provisions of the legislation are aimed at the future, rather than the current biennium, including the indexing of State income tax brackets to the Gross Domestic Product beginning in July 2005.

     Several categories of FY 2002 GRF tax receipts were below those receipts in the prior FY. Overall, GRF tax receipts in FY 2002 were 1.1% below those in FY 2001. Collections through June of personal income taxes and corporate franchise taxes continued those tax collections below prior OBM estimates for the year.

     FY 2002  nevertheless  did end with positive GRF balances of $108.3 million
(fund) and $619.2 million (cash). This was accomplished by the remedial steps described above, including the significant transfers from the BSF ($534.3 million) and from tobacco settlement moneys ($289.8 million). The FY ending BSF balance was $427.9 million, already committed and appropriated to GRF use if needed in 2003.

     On July 1, 2002, the first day of the new FY, the Governor ordered further cutbacks for FY 2003 in previously-authorized GRF spending (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. Annual cutbacks in some cases were as high as 15%, with actual amounts and manners to be determined by the agencies and departments in consultation with the OBM Director. Excluded from the cutbacks as currently contemplated are elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Expressly excluded from the cutback order are appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

     OBM is currently projecting a positive GRF Fund balance at June 30, 2003. As discussed above the State is effectively precluded by law (including its Constitution) from ending a FY or a biennium in a "deficit" position.

     Additional appropriations actions, affecting most subdivisions and local libraries in the State, cap the amount to be distributed from the various local government assistance funds in FYs 2002 and 2003 essentially to the lesser of the equivalent monthly payment amounts in FYs 2000 and 2001 or the amounts that would have been authorized under the standard formula.

     Due to the continuing pendency of the school funding litigation (the State's motion for reconsideration has been granted) those revised estimates in FY 2002 did not include additional expenditures pursuant to the recent Supreme Court order; as noted below the motion requests reconsideration of the portion of the Court's order that would require an additional substantial but as yet undetermined amount in this biennium.

     In a September 2001 opinion the Ohio Supreme Court issued its latest substantive decision in litigation that has long been pending in Ohio courts questioning the constitutionality of the State's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." The majority of the Court concluded that the system of school funding, as it had been modified and developed since 1991 and assuming full implementation of two modifications newly ordered by the Court, will meet constitutional requirements. (Two dissenters would find the system not yet in compliance; a third continued to conclude that compliance was a matter for the legislative branch, not the judiciary.) The two modifications directed by the Court, one of which will have an impact in the current State fiscal biennium, are:

     1. Revisions of the formula and factors involved in calculating the per student costs of providing an adequate education. The Court stated no deadline, but does require that the new calculations be applied retroactively to July 1, 2001 (the beginning of the current State biennium). OBM estimates the additional annual cost of this change to the State to be as much as $1.24 billion.

     2. The effective date of full implementation of a parity aid program (already adopted and being phased in) moved up by two years -- full funding to be in FY 2004 rather than 2006. That program is aimed at providing poorer districts with resources similar to those available to wealthier districts.

     The Court granted the State's motion for reconsideration and clarification of the modification first listed above and of its retroactive application. The Court's referral to a master commissioner of the issues raised in that motion (and any other issues the parties and the mediator considered appropriate issues for mediation) did not produce a resolution. Upon that commissioner's final March 2002 report, the matter returned to the Court's active docket for resolution. It is not possible at this time to state what the Court's final action on reconsideration will be, or what or when the General Assembly's responses will be, or what effect they or any related actions may have on the State's overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions. The Court had previously set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

     The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of municipal obligations held by the Fund are subject. Additionally, many factors including national economic, social and environment policies and conditions, which are not within the control of the issuers of municipal obligations, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal obligations, the market value or marketability of municipal obligations or the ability of the respective issuers of the municipal obligations acquired by the Fund to pay interest on or principal of the municipal obligations. This information has not been independently verified. See the Statement of Additional Information for a further discussion of factors affecting municipal bonds in Ohio.

     SECTOR AND TERRITORY CONCENTRATION. The Fund may invest 25% or more of its total assets in municipal obligations of issuers located in the same U.S. territory or in municipal obligations in the same economic sector, including, without limitation, the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a territory's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals as well as obligations of the education and transportation sectors. This may make the Fund more susceptible to adverse economic, political, or regulatory occurrences affecting a particular state or economic sector. For example, health care related issuers are susceptible to Medicaid reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the net asset value of Fund Shares.

     LIQUIDITY RISK. At times, a portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by Eaton Vance and its affiliates, holds a major portion of all of such securities. The secondary market for some municipal obligations is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The Fund has no limitation on the amount of its assets, which may be invested in securities which are not readily marketable or are subject to restrictions on resale. In certain situations, the Fund could find it more difficult to sell such securities at desirable times and/or prices.

     MUNICIPAL BOND MARKET RISK. Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal obligations in the Fund's portfolio is generally less than for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Eaton Vance than if the Fund were a stock fund or taxable bond fund.

     The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest to which it is entitled. To enforce its rights in the event of default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.

     MUNICIPAL BOND INSURANCE. In the event Moody's, S&P or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal obligations insured by such insurer, and municipal obligations insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the portfolio of the Fund. Any such downgrade could have an adverse impact on the net asset value and market price of the Shares. See "Primary Investment Policies -- Municipal Obligation Insurance Generally" above.

     In addition, to the extent the Fund employs Portfolio Insurance, the Fund may be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing such Portfolio Insurance. The Fund does not expect these guidelines to prevent Eaton Vance from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     MARKET PRICE OF SHARES. The Fund is a closed-end investment company with no history of operations and is designed primarily for long-term investors and not as a trading vehicle. The shares of closed-end investment companies often trade at a discount from their net asset value, and the Shares may likewise trade at a discount from net asset value. The trading price of the Fund's Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Shares. This market price risk may be greater for investors who sell their Shares within a relatively short period after completion of this offering.

     INFLATION RISK. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions thereon can decline. In addition, during any periods of rising inflation, preferred shares dividend rates would likely increase, which would tend to further reduce returns to Shareholders.

     NON-DIVERSIFICATION.   The  Fund  has  registered  as  a  "non-diversified"
investment company under the 1940 Act so that, subject to its investment restrictions and applicable federal income tax diversification requirements, with respect to 50% of its total assets, it will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Fund's Board under the laws of The Commonwealth of Massachusetts and the Investment Company Act.

THE ADVISER

     Eaton Vance acts as the Fund's investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser's principal office is located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. Eaton Vance (or its affiliates) currently serves as the investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately [$55 billion.] Eaton Vance an indirect, wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company, which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

     Eaton Vance employs [25] personnel in its municipal bond department, including [five] portfolio managers, [three] traders and [nine] credit analysts. Eaton Vance was one of the first advisory firms to manage a registered municipal bond investment company, and has done so continuously since 1978. Eaton Vance and certain of its subsidiaries currently manage [5] national municipal investment companies, [40] single state municipal investment companies, [8] limited maturity municipal investment companies and [1] money market municipal investment company, with assets of about [$8.5] billion. [Thirteen] of those funds are closed-end and [ ] are Ohio Funds with about [$ million] in assets.

     Under the general supervision of the Fund's Board of Trustees, the Adviser will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser's organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of [ ]% of the average weekly gross assets of the Fund. Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed. During periods in which the Fund is using leverage the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's gross assets, including proceeds from the issuance of preferred shares.

     Thomas J. Fetter is the portfolio manager of the Fund and is responsible for day-to-day management of the Fund's investments. Mr. Fetter also manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than 5 years, and is a Vice President of Eaton Vance.

     The Fund and the Adviser have adopted a Code of Ethics relating to personal securities transactions. The Code permits Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Code.

     The Fund has engaged Eaton Vance to serve as administrator of the Fund under an Administration Agreement ("Administration Agreement"). Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Fund's business. In return for these services, facilities and payments, the Fund is authorized to pay Eaton Vance as compensation under the Administration Agreement a fee in the amount of [ ] % of the average weekly gross assets of the Fund.

                            DISTRIBUTIONS AND TAXES

     The Fund intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding preferred shares. The Fund will distribute annually any net short-term capital gain and any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). Distributions to Shareholders cannot be assured, and the amount of each monthly distribution is likely to vary. Initial distributions to Shareholders are expected to be declared approximately 45 days and are expected to be paid approximately 60 days after the completion of this offering. While there are any preferred shares outstanding, the Fund might not be permitted to declare any cash dividend or other distribution on its Shares in certain circumstances. See "Description of Capital Structure."

FEDERAL INCOME TAX

     The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart LLP, counsel to the Fund.

     The Fund intends to invest a sufficient portion of its assets in tax-exempt municipal securities so that it will be permitted to pay "exempt-interest dividends" (as defined under applicable federal income tax law). Each distribution of exempt-interest dividends, whether paid in cash or reinvested in additional Shares, ordinarily will constitute income exempt from regular federal income tax. Furthermore, exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includible in gross income subject to regular federal income tax. Distributions of any taxable net investment income and net short-term capital gain are taxable as ordinary income. Distributions of the Fund's net capital gain ("capital gain dividends"), if any, are taxable to Shareholders as long-term capital gains, regardless of the length of time Shares have been held by Shareholders. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Shares and, after that basis has been reduced to zero, will constitute capital gains to the Shareholder (assuming the Shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). Interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the Shareholder's taxable year.

     The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

     Selling Shareholders will generally recognize gain or loss in an amount equal to the difference between the Shareholder's adjusted tax basis in the Shares and the amount received. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is
(i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as capital gain dividends) (10% for individuals in the 10% or 15% tax bracket) or (iii) 18% for gains on the sale of certain capital assets held more than five (5) years. Any loss on a disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Shares, and will be disallowed to the extent of any exempt-interest dividends received with respect to those Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (which could occur, for example, if the Shareholder is a participant in the Plan (as defined below)). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

     Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). Interest on certain municipal obligations is treated as a tax preference item for purposes of the alternative minimum tax. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

     An investor should be aware that if Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" federal income tax withholding at the rate of 30%.

OHIO TAXES

     In the opinion of special Ohio tax counsel, [ ], under current Ohio law individuals who are otherwise subject to the Ohio personal income tax will not be subject to such tax on dividends paid by the Fund to the extent such dividends are properly attributable to interest on obligations issued by or on behalf of the State of Ohio or its political subdivisions, or the agencies or instrumentalities thereof ("Ohio obligations"). Dividends paid by the Fund also will be excluded from the net income base of the Ohio corporation franchise tax to the extent such dividends are excluded from gross income for federal income tax purposes or are properly attributable to interest on Ohio obligations. However, the Fund's shares will be included in the tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. These conclusions regarding Ohio taxation are based on the assumption that the Ohio Fund will continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Fund will consist of Ohio obligations or similar obligations of other states.

     The foregoing briefly summarizes some of the important federal income tax and Ohio personal income tax consequences to Shareholders of investing in Shares, reflects the federal and Ohio income tax laws as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, including state alternative minimum tax as well as any proposed tax law changes.

                           DIVIDEND REINVESTMENT PLAN

     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), a Shareholder may elect to have all distributions of dividends (including all capital gain dividends) automatically reinvested in Shares. Shareholders may elect to participate in the Plan by completing the Dividend Reinvestment Plan
Application Form. If Shareholders do not participate, such Shareholders will receive all distributions in cash paid by check mailed directly to them by PFPC Inc., as dividend paying agent.

     PFPC Inc. (the "Plan Agent") serves as agent for the Shareholders in administering the Plan. Shareholders who elect not to participate in the Plan will receive all distributions of dividends in cash paid by check mailed directly to the Shareholder of record (or if the Shares are held in Street or other nominee name, then to the nominee) by PFPC Inc., as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date.

     Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Shares from the Fund ("newly issued Shares") or (ii) by purchase of outstanding Shares on the open market ("open-market purchases") on the American Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued Shares on behalf of the participants. The number of newly issued Shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per Share on the date the Shares are issued, provided that the maximum discount from the then current market price per Share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in Shares acquired on behalf of the participants in open-market purchases.

     In the event of a market discount on the dividend payment date, the Plan Agent will have up to 30 days after the dividend payment date to invest the dividend amount in Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Share exceeds the net asset value per Share, the average per Share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's Shares, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly issued Shares on the dividend payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued Shares.

     The Plan Agent maintains all Shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Shares held pursuant to the Plan in accordance with the instructions of the participants.

     In the case of Shareholders such as banks, brokers or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholder's name and held for the account of beneficial owners who participate in the Plan.

     There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of dividends payable either in Shares or in cash.
However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

     Shareholders participating in the Plan may receive benefits not available to Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund's Shares is above their net asset value, participants in the Plan will receive Shares of the Fund at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash distribution they would have received on their Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Shares with a net asset value greater than the per Share value of any cash distribution they would have received on their Shares. However, there may be insufficient Shares available in the market to make distributions in Shares at prices below the net asset value. Also, since the Fund does not redeem its Shares, the price on resale may be more or less than the net asset value.

     Experience under the Plan may indicate that changes are desirable. Accordingly, upon thirty (30) days notice to Plan participants, the Fund reserves the right to amend or terminate the Plan. Shareholders will be charged a $5.00 service charge and pay brokerage charges if such Shareholder directs the Plan Agent to sell Shares held in a dividend reinvestment account.

     All correspondence concerning the Plan should be directed to the Plan Agent at PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027. Please call 1-800-331-1710 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Standard Time if you have questions regarding the Plan.

                        DESCRIPTION OF CAPITAL STRUCTURE

     The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated October 3, 2002 and filed with the Secretary of the Commonwealth on October 7, 2002 (the "Declaration of Trust"). The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Shares. The Fund intends to hold annual meetings of Shareholders in compliance with the requirements of the American Stock Exchange.

     Shares. The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Shares of beneficial interest, $0.01 par value per Share. Each Share represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund. Holders of Shares will be entitled to the payment of dividends when, as and if declared by the Board. The 1940 Act or the terms of any borrowings or preferred shares may limit the payment of dividends to the holders of Shares. Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Shares. The Declaration of Trust provides that Shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

     While there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash dividend or other distribution on its Shares, unless at the time of such declaration, (i) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from a Rating Agency. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund's ability to make distributions on its Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. The Fund intends, however, to the extent possible to purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Fund's status as a regulated investment company. See "Investment Objective, Policies and Risks" and "Distributions and Taxes." Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

     The Fund has no present intention of offering additional Shares, except as described herein. Other offerings of its Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Shareholders or with the consent of a majority of the Fund's outstanding Shares. The Shares have no preemptive rights.

     The Fund generally will not issue Share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full Shares credited to an investor's account. Share certificates that have been issued to an investor may be returned at any time.

     REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES. Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of Shareholders for the Fund to take corrective actions. The

Board, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Shares and will consider such factors as the market price of the Shares, the net asset value of the Shares, the liquidity of the assets of the Fund, effect on the Fund's expenses, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Fund's Shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Shareholders, the Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.

     PREFERRED SHARES. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (the "Preferred Shares"), having a par value of $0.01 per share, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Shareholders.

     Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any Preferred Shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the Preferred Shares. If the Fund seeks a rating of the Preferred Shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the Preferred Shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes the Preferred Shares. The Fund may issue Preferred Shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the Preferred Shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund's Preferred Shares may approach or exceed the Fund's return after expenses on the investment of proceeds from the Preferred Shares and the Fund's leverage structure would result in a lower rate of return to Shareholders than if the Fund were not so structured.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any Preferred Shares may entitle the holders of Preferred Shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

     Holders of Preferred Shares, voting as a class, shall be entitled to elect two of the Fund's Trustees. Under the 1940 Act, if at any time dividends on the Preferred Shares are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a class, will be allowed to elect a majority of the Fund's Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency rating the Preferred Shares or if the Board determines it to be in the best interests of the Shareholders, issuance of the Preferred Shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the Preferred Shares may be entitled to elect a majority of the Fund's Board in other circumstances, for example, if one payment on the Preferred Shares is in arrears.

     The Fund currently intends to seek a Aaa/AAA grade rating for the Preferred Shares from any Rating Agency. The Fund intends that, as long as Preferred Shares are outstanding, the composition of its portfolio will reflect guidelines established by such Rating Agency. Although, as of the date hereof, no such Rating Agency has established guidelines relating to the Preferred Shares, based on previous guidelines established by such Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the Preferred Shares will establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of the Preferred Shares, the Fund currently anticipates that such guidelines will include asset coverage requirements  which  are  more  restrictive  than  those  under  the  1940  Act,
restrictions  on  certain  portfolio   investments  and  investment   practices,
requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the Preferred Shares. No assurance can be given that the guidelines actually imposed with respect to the Preferred Shares by such Rating Agency will be more or less restrictive than as described in this Prospectus.

     ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board, and could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least 2/3 of the class of shares of the Fund that elected such Trustee and is entitled to vote on the matter.

     In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

     The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

     CONVERSION TO OPEN-END FUND. The Fund may be converted to an open-end investment company at any time if approved by the lesser of (i) 2/3 or more of the Fund's then outstanding Shares and Preferred Shares (if any), each voting separately as a class, or (ii) more than 50% of the then outstanding Shares and Preferred Shares (if any), voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. The composition of the Fund's portfolio likely would prohibit the Fund from complying with regulations of the SEC applicable to open-end investment companies. Accordingly, conversion likely would require significant changes in the Fund's investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. Conversion of the Fund to an open-end investment company also would require the redemption of any outstanding Preferred Shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the Shares. In the event of conversion, the Shares would cease to be listed on the American Stock Exchange or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940
Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Shares would be sold at net asset value plus a sales load.

                                  UNDERWRITING

     The underwriters named below (the "Underwriters"), acting through [      ],
as lead manager, and [ ] and [                   ]  as   their   representatives
(together   with   [              ],   the "Representatives"),  have   severally
agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and Eaton Vance (the "Underwriting Agreement"), to purchase from the Fund the number of Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such Shares (other than those covered by the over-allotment option described below) if any are purchased.

     Underwriters                               Number of Shares
     ------------                              -----------------
     [             ].......................

          Total............................
                                                   ==========

     The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an additional [ ] Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering Underwriting over-allotments incurred in the sale of the Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Shares proportionate to such Underwriter's initial commitment.

     The Fund has agreed to pay a commission to the Underwriters in the amount of $0.675 per Share (4.50% of the public offering price per Share). The Representatives have advised the Fund that the Underwriters may pay up to [$ ] per Share from such commission to selected dealers who sell the Shares and that such dealers may reallow a concession of up to $0.10 per Share to certain other dealers who sell Shares. [Eaton Vance (or an affiliate) has agreed to pay all offering expenses of the Fund that exceed [$ ] per share.] Investors must pay for any Shares purchased on or before [ ], 2002.

     Prior to this offering, there has been no public market for the Shares or any other securities of the Fund. Consequently, the offering price for the Shares was determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Shares will develop and continue after this offering. The minimum investment requirement is 100 Shares ($1,500).

     The Fund and  Eaton  Vance  have  each  agreed  to  indemnify  the  several
Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     The Fund has agreed not to offer, sell or register with the Securities and Exchange Commission any additional equity securities of the Fund, other than issuances of Shares, including pursuant to the Fund's Dividend Reinvestment Plan, and issuances in connection with any Preferred Shares, each as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

     [The Fund has applied for the listing of its common shares on the American Stock Exchange under the symbol [" ".] In order to meet the requirements for listing the Shares on the American Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Shares to a minimum of [400] beneficial holders.]

     The Representatives have informed the Fund that the Underwriters do not intend to confirm sale to any accounts over which they exercise discretionary authority.

     In connection with this offering, the Underwriters may purchase and sell Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Shares sold in this offering for their account, may be reclaimed by the syndicate if such Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the American Stock Exchange or otherwise.

     The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

     In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

     [Under the terms of and subject to the conditions of the Underwriting Agreement, the Underwriters are committed to purchase and pay for all Shares offered hereby if any are purchased. The Underwriting Agreement provides that it may be terminated at or prior to the closing date for the purchase of the Shares if, in the judgment of the Representatives, payment for the delivery of the Shares is rendered impracticable or inadvisable because (1) trading in the equity securities of the Fund is suspended by the SEC, by an exchange that lists the Shares, or by the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ"), (2) trading in securities generally on the American Stock Exchange or NASDAQ shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over-the-counter market, (3) additional material governmental restrictions, not in force on the date of the Underwriting Agreement, have been imposed upon trading in securities generally or trading in securities generally has been suspended on any U.S. securities exchange, (4) a general banking moratorium has been established by federal or New York authorities, or (5) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or other calamity or crisis occurs, the effect of which is such as to make it impracticable to market any or all of the Shares. The Underwriting Agreement also may be terminated if any of the conditions specified in the Underwriting Agreement have not been fulfilled when and as required by such agreement.]

     As  described  below under  "Shareholder  Servicing  Agent,  Custodian  and
Transfer Agent," [             ] will provide  shareholder  services to the Fund
pursuant to a Shareholder Servicing Agreement with Eaton Vance. [Eaton Vance will pay a monthly fee for such services on an annual basis equal to [ ]% of the average weekly gross assets of the Fund.]

            SHAREHOLDER SERVICING AGENT, CUSTODIAN AND TRANSFER AGENT

     Pursuant to a Shareholder  Servicing Agreement between [             ] (the
"Shareholder Servicing Agent") and Eaton Vance, the Shareholder Servicing Agent will (i) undertake to make public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund, if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of Eaton Vance, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Fund, and consult with representatives and Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective shares,
(2) the respective  market  performance of the Fund and such other companies and
(3) other relevant performance indicators; and (iv) at the request of Eaton Vance, provide information to and consult with the Board of Trustees with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. For these services, Eaton Vance will pay the Shareholder Servicing Agent a fee equal on an annual basis to [ ]% of the Fund's average weekly gross assets, payable in arrears at the end of each calendar month. Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to Eaton Vance for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct by the Shareholder Servicing Agent. The Shareholder Servicing Agreement will continue for an initial term of two years and thereafter for successive one-year periods unless terminated by either party upon 60 days written notice.

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116 is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. IBT maintains the Fund's general ledger and computes net asset value per share at least weekly. IBT also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund's investments, and receives and disburses all funds. IBT also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

     PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027 is the transfer agent and dividend disbursing agent of the Fund.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Shares will be passed upon for the Fund by Kirkpatrick & Lockhart LLP, Boston, Massachusetts, and for the
Underwriters  by [                                         ] and its  affiliated
entities.  [                                       ] and its affiliated entities
may rely as to certain matters of Massachusetts law on the opinion of Kirkpatrick & Lockhart LLP.

                             REPORTS TO STOCKHOLDERS

     The Fund will send to Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

                              INDEPENDENT AUDITORS

     [          ],  Boston, Massachusetts,  are the  independent accountants for the Fund and will audit the Fund's financial statements.

                             ADDITIONAL INFORMATION

     The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-225-6265.

     Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----

Additional Investment Information and Restrictions........................
Trustees and Officers.....................................................
Investment Advisory and Other Services....................................
Determination of Net Asset Value..........................................
Portfolio Trading.........................................................
Taxes.....................................................................
Other Information.........................................................
Independent Auditors......................................................
Independent Auditors' Report..............................................
Financial Statements......................................................
Appendix A: Ratings of Municipal Bonds....................................
Appendix B: Tax Equivalent Yield Table....................................
Appendix C: Ohio and U.S. Territory Information...........................
Appendix D: Description of Insurers.......................................
Appendix E: Performance Related and Comparative Information...............

================================================================================




                                  [     ] Shares

                                   EATON VANCE
                             INSURED OHIO MUNICIPAL
                                   BOND FUND I

                                  COMMON SHARES

                               [Eaton Vance Logo]


                                 ---------------

                                   PROSPECTUS

                                    [ ], 2002
                                 ---------------


                                   [         ]




================================================================================

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                 PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

                     Subject to Completion -October 9, 2002

                       STATEMENT OF ADDITIONAL INFORMATION
                               [          ], 2002

                 EATON VANCE INSURED OHIO MUNICIPAL BOND FUND I

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109
                                 (800) 225-6265

                                 ---------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Additional Investment Information and Restrictions........................
Trustees and Officers.....................................................
Investment Advisory and Other Services....................................
Determination of Net Asset Value..........................................
Portfolio Trading.........................................................
Taxes.....................................................................
Other Information.........................................................
Independent Auditors......................................................
Independent Auditors' Report..............................................
Financial Statements......................................................
Appendix A:  Ratings of Municipal Bonds...................................
Appendix B:  Tax Equivalent Yield Table...................................
Appendix C:  Ohio and U.S. Territory Information..........................
Appendix D:  Description of Insurers......................................
Appendix E:  Performance Related and Comparative Information..............

                                 ---------------

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE INSURED OHIO MUNICIPAL BOND FUND I (THE "FUND") DATED [ ], 2002, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-225-6265.

     Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus.

               ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

     MUNICIPAL OBLIGATIONS. Municipal obligations are issued to obtain funds for various public and private purposes. Municipal obligations include long-term obligations, which are often called municipal bonds, as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. Market rates of interest available with respect to municipal obligations may be lower than those available with respect to taxable securities, although such differences may be partially or wholly offset by the effects of federal income tax on income derived from such taxable securities. While most municipal bonds pay a fixed rate of interest semi-annually in cash, some bonds pay no periodic cash interest but instead make a single payment at maturity representing both principal and interest. Municipal obligations may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

     In general, there are three categories of municipal obligations the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the alternative minimum tax ("AMT"): (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986, which include "qualified
Section 501(c)(3) bonds" or refundings of certain obligations included in the second category.

     Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax, but is treated as a tax preference item that could subject the recipient to or increase the recipient's liability for the AMT. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds). In assessing the federal income tax treatment of interest on any such obligation, the Fund will rely on an opinion of the issuer's counsel (when available) obtained by the issuer or other reliable authority and will not undertake any independent verification thereof.

     The  two  principal   classifications   of  municipal  bonds  are  "general
obligation" and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

     Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. The Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

     The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event, and the Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Fund. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets or have a receiver appointed to collect and disburse pledged revenues securing the issuer's obligations on such securities, which may increase the operating expenses and adversely affect the net asset value of the Fund. Any income derived from the ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company, the Fund is subject to certain limitations on its investments and on the nature of its income.

     The yields on municipal obligations are dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of municipal obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund will be affected by such changes.

     The Fund also may invest up to 20% of the net assets in uninsured municipal bonds that are entitled to the benefit of an escrow or trust account that contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in the amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, municipal bonds that have been advance refunded where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond.

     STATE CONCENTRATION. The Fund may invest 25% or more of its total assets in municipal obligations of issuers located in Ohio or the U.S. territories. When the Fund does so, it will be sensitive to factors affecting Ohio or the U.S. Territory, such as changes in the economy, decreases in tax collection or the tax base, legislation which limits taxes and changes in issuer credit ratings. Factors pertaining to Ohio and U.S. territories are set forth in Appendix C.

     ECONOMIC SECTOR CONCENTRATION. The Fund may invest 25% or more of its total assets in municipal obligations of issuers in the same economic sector. There could be economic, business or political developments which might affect all municipal obligations in a particular economic sector. In particular, investments in the industrial revenue bonds listed above might involve (without limitation) the following risks.

     Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

     Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

     Bonds to finance life care facilities are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

     CREDIT QUALITY. While municipal obligations rated investment grade or below and comparable unrated municipal obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates.

     MUNICIPAL LEASES. The Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation. Certain municipal lease obligations are illiquid.

     ZERO COUPON BONDS. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash and the Fund is required to distribute its income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

     WHEN-ISSUED SECURITIES. New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of the Fund's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Fund to buy such securities on a settlement date that could be several months or several years in the future. The Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Fund enters into the purchase commitment. When the Fund commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund's net asset value than if it set aside cash to pay for when-issued securities.

     REDEMPTION, Demand and Put Features and Put Options. Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds because they may protect to some degree against a rise in interest rates.

     VARIABLE RATE OBLIGATIONS. The Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provide by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.

     INVERSE FLOATERS. The Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond.
Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a portfolio when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

     INTEREST RATE SWAPS AND FORWARD RATE CONTRACTS. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

     If the other party to an interest rate swap or forward rate contract defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

     LIQUIDITY AND PROTECTIVE PUT OPTIONS. The Fund may also enter into a separate agreement with the seller of a security or some other person granting the Fund the right to put the security to the seller thereof or the other person at an agreed upon price. Such agreements are subject to the risk of default by the other party, although the Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Adviser believes present minimal credit risks. The Fund would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Fund or that selling institutions will be willing to permit the Fund to exercise a put to hedge against rising interest rates. The Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Fund after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

     ILLIQUID OBLIGATIONS. At times, a substantial portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

     The secondary market for some municipal obligations issued within a state (including issues which are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

     SECURITIES LENDING. The Fund may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Distributions by the Fund of any income realized by the Fund from securities loans will be taxable. If the management of the Fund decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Fund's total assets. Securities lending involves risks of delay in recovery or even loss of rights on the securities loaned if the borrower fails financially. The Fund has no present intention of engaging in securities lending.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A change in the level of interest rates may affect the value of the securities held by the Fund (or of securities that the Fund expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, the Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Fund are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Fund may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Fund's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and options transactions.

     Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

     The Fund will engage in futures and related options transactions for bona fide hedging purposes or non-hedging purposes as defined in or permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. The Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a RIC for federal income tax purposes.

     ASSET COVERAGE REQUIREMENTS. Transactions involving when-issued securities, futures contracts and options (other than options that the Fund has purchased), interest rate swaps or forward rate contracts may expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts, or (2) cash or liquid securities (such as readily marketable obligations and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

     Assets used as cover or held in a segregated account maintained by the custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts or to cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     TEMPORARY INVESTMENTS. Under unusual market conditions, the Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

     PORTFOLIO TURNOVER. The Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund.

     INVESTMENT RESTRICTIONS. The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or
(b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

          (1) Borrow money, except as permitted by the 1940 Act;

          (2) Issue senior  securities,  as defined in the 1940 Act,  other than
     (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

          (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

          (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

          (5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

          (6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

          (7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments;

          (8) Invest more than 25% of its total assets in issuers in any one industry.

     For purposes of the Fund's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligation.

     The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

     For purposes of construing restriction (8), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. The foregoing 25% limitation would apply to these issuers. As discussed in the Prospectus and this SAI, the Fund may invest more than 25% of its total assets in certain economic sectors, such as revenue bonds, housing, hospitals and other health care facilities, and industrial development bonds. The Fund reserves the right to invest more than 25% of total assets in each of these sectors.

     The Fund has adopted the following nonfundamental investment policy which may be changed by the Trustees without approval of the Fund's shareholders. As a matter of nonfundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

     Upon Board of Trustee approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

     Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

                              TRUSTEES AND OFFICERS

     The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC is the corporate parent of Eaton Vance. EV is the corporate trustee of Eaton Vance.

                                                                                  Number of
                                                                                 Portfolios
                                       Term of                                     in Fund
                       Position(s)   Office and             Principal              Complex
                        with the      Length of       Occupation(s) During       Overseen by         Other
    Name and Age          Fund         Service           Past Five Years         Trustee(1)   Directorships Held
--------------------  ------------  ------------  ----------------------------  ------------  ------------------
INTERESTED TRUSTEES

Thomas J. Fetter      President     Since 7/2/02  Vice President of Eaton
  DOB: 8/20/43                                    Vance and BMR. Officer of
                                                  116 investment companies
                                                  managed by Eaton Vance or
                                                  BMR.

James B. Hawkes       Vice          Since 7/8/02  Chairman, President and            179      Director of EVC,
  DOB: 11/9/41        President     3 Years       Chief Executive Officer                     EV and EVD
                      and                         of BMR, Eaton Vance and
                      Trustee(3)                  their corporate parent
                                                  and trustee (EVC and EV);
                                                  Vice President of EVD.
                                                  President or officer of
                                                  179 investment companies
                                                  in the Eaton Vance Fund
                                                  Complex. Mr. Hawkes is an
                                                  interested person because
                                                  of his positions with
                                                  BMR, Eaton Vance and EVC,
                                                  who are affiliates of the
                                                  Fund.

NONINTERESTED TRUSTEES

[To be added by filing of
pre-effective amendment]

---------------
(1) Includes both master and feeder funds in master-feeder structure.
(2) [Class I Trustee whose term expires in 2003.]
(3) [Class II Trustee whose term expires in 2004.]
(4) [Class III Trustee whose term expires in 2005.]

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                             Term of Office
                           Position(s)        and Length of
    Name and Age            with Fund            Service          Principal Occupations During Past Five Years
---------------------       ---------        --------------       --------------------------------------------
Cynthia Clemson           Vice President     Since 7/8/02         Vice President of Eaton Vance and BMR.
  DOB: 3/2/63                                                     Officer of 16 investment companies managed
                                                                  by Eaton Vance or BMR.

Thomas J. Fetter            President        Since 7/8/02         Vice President of Eaton Vance and BMR.
  DOB: 8/20/43                                                    Officer of 116 investment companies managed
                                                                  by Eaton Vance or BMR.

Robert B. MacIntosh       Vice President     Since 7/8/02         Vice President of Eaton Vance and BMR.
  DOB: 1/22/57                                                    Officer of 115 investment companies managed
                                                                  by Eaton Vance or BMR.

Alan R. Dynner              Secretary        Since 7/8/02         Vice President, Secretary and Chief Legal
  DOB: 10/10/40                                                   Officer of BMR, Eaton Vance, EVD and EVC.
                                                                  Officer of 179 investment companies
                                                                  managed by Eaton Vance or BMR.

James L. O'Connor           Treasurer        Since 7/8/02         Vice President of BMR, Eaton Vance and EVD.
  DOB: 4/1/45                                                     Officer of 179 investment companies managed
                                                                  by Eaton Vance or BMR.

     The Nominating Committee of the Board of Trustees of the Fund is comprised of the Trustees who are not "interested persons" of the Fund as that term is defined under the 1940 Act ("noninterested Trustees"). The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is comprised of noninterested Trustees of the Fund. The Trustees will, when a vacancy exists or is anticipated, consider any nominee for Trustee recommended by a shareholder if such recommendation is submitted to the Trustees in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

     [     ], [     ], and [     ] are members of the Audit Committee of the
Board of Trustees of the Fund. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Fund, and certain service providers.

    [ ], [ ], and [ ] are members of the Special Committee of the Board of Trustees of the Fund. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund.

     As of the date of this SAI, the Committees had not held any meetings.

     In reviewing the approval of the investment advisory agreement between the Fund and the investment adviser, the noninterested Trustees considered, among other things, the following:

     o A report comparing the fees and expenses of the Fund to a peer group of funds;

     o Information on the relevant peer group(s) of funds and appropriate indices;

     o The economic outlook and the general investment outlook in the relevant investment markets;

     o  Eaton  Vance's   results  and   financial   condition  and  the  overall
        organization of the investment adviser;

     o  Arrangements regarding the distribution of Fund shares;

     o  The procedures used to determine the fair value of the Fund's assets;

     o The allocation of brokerage, including allocations to soft dollar brokerage and allocations to firms that sell Eaton Vance fund shares;

     o Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

     o The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

     o The quality nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates;

     o  Investment management staffing;

     o Operating expenses (including transfer agency expenses) to be paid to third parties; and

     o  Information to be provided to investors, including Fund's shareholders.

     In addition to the factors mentioned above, the noninterested Trustees also reviewed the level of the investment adviser's profits in respect of the management of the Eaton Vance funds, including the Fund. The noninterested Trustees considered the profits realized by Eaton Vance and its affiliates in connection with the operation of the Fund. The noninterested Trustees also considered Eaton Vance's profit margins in comparison with available industry data.

     The noninterested Trustees did not consider any single factor as controlling in determining whether or not to approve the investment advisory agreement(s). Nor are the items described herein all encompassing of the matters considered by the noninterested Trustees. In assessing the information provided by Eaton Vance and its affiliates, the noninterested Trustees also took into consideration the benefits to shareholders of investing in a fund that is part of large family of funds which provides a large variety of shareholder services.

     Based on their consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the noninterested Trustees concluded that the approval of the investment advisory agreement(s), including the fee structure (described herein) is in the interests of shareholders.

     Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and all Eaton Vance Funds overseen by the Trustee as of December 31, 2001.

                                                         Aggregate Dollar Range
                                                          of Equity Securities
                                      Dollar Range of    Owned in All Registered
                                     Equity Securities      Funds Overseen by
                                       Owned in the       Trustee in the Eaton
    Name of Trustee                        Fund            Vance Fund Complex
    ---------------                  -----------------    ----------------------

Interested Trustees
Thomas J. Fetter...................        None               over $100,000
James B. Hawkes....................        None               over $100,000

Noninterested Trustees
[                        ].........        None
[                        ].........        None
[                        ].........        None
[                        ].........        None

     As of December 31, 2001, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

     During the calendar years ended December 31, 2000 and December 31, 2001, no noninterested Trustee (or their immediate family members) had:

          1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

          2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

          3. Any direct or indirect relationship with (i) the Trust or any Fund;
     (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

     During the calendar years ended December 31, 2000 and December 31, 2001, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer.

     Trustees of the Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.

     The fees and expenses of the noninterested Trustees of the Fund are paid by the Fund. (The Trustees of the Fund who are members of the Eaton Vance organization receive no compensation from the Fund.) During the Fund's fiscal year ending October 31, 2002, it is anticipated that the noninterested Trustees of the Fund will earn the following compensation in their capacities as Trustee. For the year ended December 31, 2001, the noninterested Trustees earned the following compensation set forth below in their capacities as Trustees from the funds in the Eaton Vance fund complex (1).

   Source of
 Compensation                        [     ]     [     ]     [     ]     [     ]     [     ]
--------------
Fund*...........................     $           $           $           $           $
Fund Complex....................     $           $           $           $           $
----------

  *  Estimated

(1) As of October [ ], 2002, the Eaton Vance fund complex consisted of 182 registered investment companies or series thereof.
(2) Includes $[ ] of deferred compensation.
(3) Includes $[ ] of deferred compensation.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

     The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Advisory Agreement or Administration Agreement. Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws, stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees. The Fund will also bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

     The Investment Advisory Agreement continues in effect to March 31, 2004 and from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund or of the Adviser cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund. The Fund's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

     Eaton Vance is a business trust organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of Eaton Vance. EV is a subsidiary of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, John G. L. Cabot, Thomas E. Faust, Jr., Leo I. Higdon, Jr., John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. James B. Hawkes, Thomas E. Faust, Jr., Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Trustees and Officers", all of the officers of the Fund (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

     EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

     CODE OF ETHICS. The investment adviser and the Fund have adopted a Code of Ethics governing personal securities transactions. Under the Code, Eaton Vance employees may purchase and sell securities (including securities held by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

     INVESTMENT ADVISORY SERVICES. Under the general supervision of the Fund's Board of Trustees, Eaton Vance will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

     ADMINISTRATIVE SERVICES. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Fund's business.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per Share of the Fund is determined no less frequently than weekly, generally on the last day of the week that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per Share is determined by Investors Bank & Trust Company ("IBT"), in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities by the number of shares outstanding.

     Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Fund, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees. Other assets are valued at fair value using methods determined in good faith by the Trustees.

                                PORTFOLIO TRADING

     Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Adviser. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

     Municipal obligations, including state obligations, purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Fund may also purchase municipal obligations from underwriters, and dealers in fixed price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Fund and the Adviser's other clients for providing brokerage and research services to the Adviser.

     As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the
Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

     It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places the Fund's transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

     The Fund and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities. The investment companies sponsored by the Adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies. Such companies may also pay cash for such information.

     Subject to the requirement that the Adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by the Adviser. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc. ("NASD"), which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

     Municipal obligations considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                      TAXES

     The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart LLP, counsel to the Fund. The Fund has elected to be treated and intends to qualify each year as a RIC under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including tax-exempt income) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

     If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

     The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

     Investments in lower-rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

     Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). Interest on certain municipal obligations is treated as a tax preference item for purposes of the AMT. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for the purposes of the AMT. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

     Tax-exempt distributions received from the Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.

     Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund's distributions of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.

     Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

     From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Fund and the value of the securities held by it may be affected.

     In the course of managing its investments, the Fund may realize some short-term and long-term capital gains (and/or losses) as well as other taxable income. Any distributions by the Fund of such capital gains (after reduction by any capital loss carryforwards) or other taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Fund and allocated to the Fund.

     The Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors. The Fund may have to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

     Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be disallowed to the extent of any distributions treated as tax-exempt interest with respect to such shares, and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

     Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

     Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

     Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of up to 30% for amounts paid during 2002 and 2003. An individual's TIN is generally his or her social security number.

     The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

     If the Fund issues preferred shares, the Fund will designate dividends made to holders of Shares and to holders of those preferred shares in accordance with each class's proportionate share of each item of Fund income (such as tax-exempt interest, net capital gains and other taxable income).

     The Fund is not appropriate for non-U.S. investors or as a retirement plan investment.

     STATE AND LOCAL TAXES. The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. The Fund will report annually to shareholders the percentages representing the proportionate ratio of its net tax-exempt income earned in each state.

     In the opinion of special  Ohio tax  counsel,  [           ], under current
Ohio law individuals who are otherwise subject to the Ohio personal income tax will not be subject to such tax on dividends paid by the Fund to the extent such dividends are properly attributable to interest on obligations issued by or on behalf of the State of Ohio or its political subdivisions, or the agencies or instrumentalities thereof ("Ohio obligations"). Dividends paid by the Fund also will be excluded from the net income base of the Ohio corporation franchise tax to the extent such dividends are excluded from gross income for federal income tax purposes or are properly attributable to interest on Ohio obligations. However, the Fund's shares will be included in the tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. These conclusions regarding Ohio taxation are based on the assumption that the Fund will continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Fund will consist of Ohio obligations or similar obligations of other states or their subdivisions.

     The foregoing briefly summarizes some of the important federal income tax and Ohio personal income tax consequences to Shareholders of investing in Shares, reflects the federal and Ohio income tax laws as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, including state alternative minimum tax as well as any proposed tax law changes.

     The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as insurance companies and financial institutions.

     Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state or local tax consequences of investing in the Fund.

                                OTHER INFORMATION

     The Fund is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

     The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

     The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding 2/3 of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares.

     The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

                              INDEPENDENT AUDITORS

    [          ], Boston, Massachusetts, are  the independent  auditors for  the
Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

                          INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholder of
Eaton Vance Insured Ohio Municipal Bond Fund I:

     We have audited the accompanying statement of assets and liabilities of Eaton Vance Insured Ohio Municipal Bond Fund I (the "Fund") as of [ ], 2002. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of Eaton Vance Insured Ohio Municipal Bond Fund I as of [ ], 2002 in conformity with generally accepted accounting principles.

[                  ]
Boston, Massachusetts
[                  ], 2002

                 EATON VANCE INSURED OHIO MUNICIPAL BOND FUND I
                       STATEMENT OF ASSETS AND LIABILITIES
                               [          ], 2002

ASSETS
  Cash...................................................................     $
  Offering costs.........................................................     $
                                                                              --------
  Total assets...........................................................     $
                                                                              ========

LIABILITIES
  Accrued offering costs.................................................     $
                                                                              --------
  Total liabilities......................................................     $
                                                                              ========
Net assets applicable to [                  ] common shares of
  beneficial interests issued and outstanding............................     $
                                                                              ========
  Net asset value and offering price per share...........................     $  15.00
                                                                              ========


                          NOTES TO FINANCIAL STATEMENT

NOTE 1: ORGANIZATION

      The Fund was organized as a Massachusetts business trust on October 3, 2002, and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of [ ] common shares to Eaton Vance Management, the Fund's Investment Adviser.

     [Eaton  Vance  Management,   or  an  affiliate,   has  agreed  to  pay  all
organizational  expenses and offering costs (other than sales loads) that exceed
[$     ] per common share.]

     The Fund's investment objective is to provide current income exempt from federal income tax, including alternative minimum tax, and Ohio personal income tax.

NOTE 2: ACCOUNTING POLICIES

     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results may differ from those estimates.

     The Fund's share of offering costs will be recorded as a reduction of the proceeds from the sale of common shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of [ ] common shares.

NOTE 3: INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

     Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of [ ]% of the average weekly gross assets of the Fund. Pursuant to an administration agreement between the Adviser and the Fund, the Fund has agreed to pay an administration fee, payable on a monthly basis, at an annual rate of [ ]% of the average weekly gross assets of the Fund. Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed.

     [In addition, the Adviser has contractually agreed to reimburse the Fund for fees and expenses during the first 8 years of operations. These reductions range from 0.32% of the average weekly gross assets during the first year of operations, declining to 0.08% of the average weekly gross assets during the eighth year. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond this time.]

NOTE 4: FEDERAL INCOME TAXES

     The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, if any, and tax-exempt income, including any net realized gain on investments.

                                                                      APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS+
                         MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

---------------
+   The ratings  indicated  herein are  believed to be the most recent  ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

     ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

          1. An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

     MIG/VMIG Ratings U.S. Short-Term Ratings: In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short- term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG:  This  designation  denotes   speculative-grade  credit  quality.  Debt
instruments in this category in this category may lack sufficient margins of protection.

STANDARD & Poor's Ratings Group

INVESTMENT GRADE

     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-- rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

     C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (--): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

     NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

     S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     o Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1:  Strong  capacity  to  pay  principal  and  interest.   Those  issues
determined to possess very strong characteristics will be given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.


FITCH RATINGS

INVESTMENT GRADE BOND RATINGS

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

     A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC:  Bonds  have  certain  identifiable   characteristics  which,  if  not
remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C: Bonds are in imminent default in payment of interest or principal.

     DDD, DD and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

     PLUS (+) OR MINUS (--): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

     NR: Indicates that Fitch does not rate the specific issue.

     CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated `F-1+'.

     F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the `F-1+' and `F-1' categories.

     F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                                 * * * * * * * *

     NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

     Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

DESCRIPTION OF THE INSURANCE CLAIMS-PAYING ABILITY RATINGS OF STANDARD & Poor's Ratings Group and Moody's Investors Service, Inc.

     An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policy holder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of the these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

     An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on an specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take in account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

     The assignment of ratings by S&P and Moody's to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination of such debt issues.

                                                                      APPENDIX B

                           TAX EQUIVALENT YIELD TABLE

     The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4% to 7% under the 2002 regular federal income tax and Ohio personal income tax rates applicable to individuals.

                                        Combined Federal and Ohio                 Tax - Exempt Yield
--------------------------------------------------------------------------------------------------------------------
                                             State Tax Rates
                                      ------------------------------
   Single Return       Joint Return   Federal     State    Blended    4.0%  4.5%   5.0%   5.5%   6.0%    6.5%   7.0%
--------------------------------------------------------------------------------------------------------------------
 (Taxable Income)*                                                        is equivalent to a fully taxable yield of
$0 - $6,000          $0 - $12,000         10.0%    2.972%   12.67%    4.58%  5.15%  5.73%  6.30%   6.87%   7.44%   8.02%
$6,001 - $27,950     $12,001 - $46,700    15.0%    5.201%   19.42%    4.96%  5.58%  6.21%  6.83%   7.45%   8.07%   8.69%
$27,951 - $67,700    $46,701 - $112,850   27.0%    6.900%   32.04%    5.89%  6.62%  7.36%  8.09%   8.83%   9.56%  10.30%
$67,701 - $141,250   $112,851 - $171,950  30.0%    6.900%   34.83%    6.14%  6.91%  7.67%  8.44%   9.21%   9.97%  10.74%
$141,251 - $307,050  $171,951 - $307,050  35.0%    7.500%   39.88%    6.65%  7.48%  8.32%  9.15%   9.98%  10.81%  11.64%
Over $307,050        Over $307,050        38.6%    7.500%   43.21%    7.04%  7.92%  8.80%  9.68%  10.56%  11.44%  12.33%
---------------

* Net amount subject to federal personal income tax after deductions and exemptions.

     The above indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions generally for individual taxpayers with adjusted gross income in excess of $137,300. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $103,000 and joint filers with adjusted gross income in excess of $206,000. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.

     The combined federal and Ohio tax brackets are calculated using the highest Ohio tax rate applicable within each bracket. Taxpayers may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax brackets assume that Ohio taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 27%, 30%, 35.0% and 38.6%, over the same ranges of income.

     Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax-exempt yield. While it is expected that the Fund will invest principally in obligations the interest from which is exempt from the regular federal income tax and Ohio State personal income taxes, other income received by the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions. It should also be noted that the interest earned on certain "private activity bonds", while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

     The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                                                                      APPENDIX C

                       OHIO AND U.S. TERRITORY INFORMATION

     The following is a summary of certain selected information relating to the economy and finances of Ohio (hereinafter the "State" or "Ohio") and the U.S. territories listed below. It is not a discussion of any specific factors that may affect any particular issuer of municipal securities. The information is not intended to be comprehensive and does not include all of the economic and financial information, such as certain information pertaining to budgets, receipts and disbursements, about Ohio or such U.S. territories that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in accordance with issuance of general obligation bonds of Ohio or such U.S. territories. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the budget or equivalent office of Ohio or such U.S. territories. The information below is derived from selected public documents of the type described above and has not been independently verified by the Fund.

OHIO

GENERAL ECONOMIC CONDITIONS

     [To be filed by pre-effective amendment]

U.S. TERRITORIES

     PUERTO RICO. Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, has led to loss of lower wage jobs such as textiles, but economic growth in other areas, particularly tourism, pharmaceuticals, construction and the high technology areas have compensated for that loss

     The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Section 936 of the Code has provided a tax credit for certain qualified U.S. corporations electing "possessions corporation" status. However, in 1993,
Section  936 was  amended  to provide  for two  alternative  limitations  on the
Section 936 credit attributable to certain active business income. The first limitation was based on the economic activity of the Section 936 possessions corporation. The second limited the credit to a specified percentage of the credit allowed under prior law. In 1996, Section 936 credit was repealed except that the credit attributable to possessions source business income with respect to certain existing credit claimants was subjected to a phase out over a ten year period (subject to additional caps).

     Also in 1996, a new Section 30A was added to the Code. Section 30A permits a "qualifying domestic corporation" that meets certain gross income tests to claim a credit against the federal income tax in an amount equal to the portion of the tax which is attributable to the taxable income from sources outside of the United States, from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such a trade or business. Section 30A will be phased out by January 1, 2006. The Governor of Puerto Rico proposed that Congress permanently extend Section 30A until the Puerto Rican economy achieves certain economic improvements. To date, however, no action has been taken.

     During the mid and late 1990s the Commonwealth of Puerto Rico benefited from a robust U.S. economy, more aggressive tax collections and low oil prices. This created an expanded employment base, job growth, reduction in unemployment, increase in tourism spending, real GDP growth in the 3.1% to 3.5% range over the last 5 fiscal years and significant increases in General Fund cash balances from fiscal year end 1997 to fiscal year end 1999. These factors, combined with minimal negative impact to date from the 1996 federal legislation phasing out
Section 936 tax benefits to Puerto Rico subsidiaries of U.S. corporations, created a positive outlook for the credit in the late 1990s. Despite the fact that there have been some high profile U.S. companies that have left the island partially due to the Section 936 phase out, many corporations have elected to convert to controlled foreign corporation ("CFC") status, which allows them to delay federal income taxes until the income is distributed to U.S. shareholders.

     In fiscal year 2000, the outlook on the credit turned negative due to the slowdown in the U.S. economy (88% of Puerto Rico's exports go to the U.S.), uncertainty regarding increasing oil prices, failure of the government to reign in health care costs, expense overruns in education and a decreasing rate of employment growth. As a result, the General Fund recorded a $268 million deficit in fiscal year 2000 due to increased education and health care spending.

     A new administration, the Popular Democratic Party that favors Puerto Rico's commonwealth status over a potential statehood status, took office in January, 2001. It was not long before they realized the presence of continued fiscal stress and estimated a fiscal year 2001 budget shortfall of $700 million. The shortfall was stated to be caused by weakened revenue growth due to the slowing pace of employment and a softening U.S. economy.

     The major key to maintaining Puerto Rico's external ratings (Baa1/A- from Moody's and S&P, respectively) is the ability of the government to balance fiscal year 2002 performance after lackluster fiscal year 2001 results which necessitated deficit financing. Complicating matters is the uncertainty surrounding the negative effects on tourism caused by September 11th terrorist attacks and the scope and duration of the continued slowdown in the U.S. economy.

     THE U.S. VIRGIN ISLANDS. The United States Virgin Islands ("USVI") is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe. The attacks of September 11, 2001 will likely have an adverse affect on tourism, the extent of which is unclear. An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. The last major hurricane to impact the USVI was Hurricane Marilyn on September 15, 1995. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI is periodically hit by hurricanes. Several hurricanes have caused extensive damage, which has had a negative impact on revenue collections. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt outstanding). In addition, eventual elimination of the Section 936 tax credit for those companies with operations in USVI may lead to slower growth in the future.

     GUAM. The U.S. territory of Guam derives a substantial portion of its economic base from Japanese tourism. With a reduced U.S. military presence on the island, Guam has relied more heavily on tourism in past years. During 1998, the Japanese recession combined with the impact of typhoon Paka resulted in a budget deficit of $21 million. With hotels alone accounting for 8.5% of Guam's employment and Japanese tourists comprising 86% of total visitor arrivals, the Japanese recession and depreciation of the yen versus the dollar earlier this year have had a negative impact on the island's economy in 1998. Based on these factors, S&P downgraded Guam's rating to BBB-- from BBB with a negative outlook on May 26, 1999. Although total visitors improved in 1999 and 2000, they were weakened by economic slowdowns and the effects of the September 11th terrorist attacks in 2001. These negative trends have had an unfavorable effect on Guam's financial position with consistent general fund deficits from 1997-1999 and a small surplus in 2000. Fiscal year 2001 is expected to be worse than fiscal year 2000. Guam also has a high debt burden. These factors caused S&P to downgrade Guam's rating to BB (below investment grade) from BBB-- on March 25, 2002. Guam is not rated by Moody's.

                                                                      APPENDIX D

                             DESCRIPTION OF INSURERS

     The  following   information  relates  to  the  Fund  and  supplements  the information contained under "Additional Information about Investment Policies -- Insurance."

     IN GENERAL. Insured obligations held by the Fund will be insured as to their scheduled payment of principal and interest under (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance ("Issue Insurance"), (ii) an insurance policy obtained by the Fund or a third party subsequent to the obligation's original issuance ("Secondary Market Insurance") or (iii) a municipal insurance policy purchased by the Fund ("Portfolio Insurance"). The Fund anticipates that all or substantially all of its insured obligations will be subject to Issue Insurance or Secondary Market Insurance. Although the insurance feature reduces certain financial risks, the premiums for Portfolio Insurance (which, if purchased by the Fund, are paid from the Fund's assets) and the higher market price paid for obligations covered by Issue Insurance or Secondary Market Insurance reduce the Fund's current yield.

     Insurance will cover the timely payment of interest and principal on obligations and will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. Obligations insured by any insurer with such a claims-paying ability rating will generally carry the same rating or credit risk as the insurer. See Appendix A for a brief description of Moody's, Fitch's and S&P's claims-paying ability ratings. Such insurers must guarantee the timely payment of all principal and interest on obligations as they become due. Such insurance may, however, provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not obligated to make such payment until a specified time period has lapsed (which may be 30 days or more after it has been notified by the Fund that such non-payment has occurred). For these purposes, a payment of principal is due only at final maturity of the obligation and not at the time any earlier sinking fund payment is due. While the insurance will guarantee the timely payment of principal and interest, it does not guarantee the market value of the obligations or the net asset value of the Fund.

     Obligations are generally eligible to be insured under Portfolio Insurance if, at the time of purchase by the Fund, they are identified separately or by category in qualitative guidelines furnished by the mutual fund insurer and are in compliance with the aggregate limitations on amounts set forth in such guidelines. Premium variations are based, in part, on the rating of the obligations being insured at the time the Fund purchases the obligations. The insurer may prospectively withdraw particular obligations from the classifications of securities eligible for insurance or change the aggregate amount limitation of each issue or category of eligible obligations. The insurer must, however, continue to insure the full amount of the obligations previously acquired which the insurer has indicated are eligible for insurance, so long as they continue to be held by the Fund. The qualitative guidelines and aggregate amount limitations established by the insurer from time to time will not necessarily be the same as those the Fund would use to govern selection of obligations for the Fund. Therefore, from time to time such guidelines and limitations may affect investment decisions in the event the Fund's securities are insured by Portfolio Insurance.

     For Portfolio Insurance that terminates upon the sale of the insured security, the insurance does not have any effect on the resale value of such security. Therefore, the Fund will generally retain any insured obligations which are in default or, in the judgment of the Investment Adviser, are in significant risk of default and place a value on the insurance. This value will be equal to the difference between the market value of the defaulted insured obligations and the market value of similar obligations which are not in default. As a result, the Investment Adviser may be unable to manage the securities held by the Fund to the extent the Fund holds defaulted insured obligations, which will limit its ability in certain circumstances to purchase other obligations. While a defaulted insured obligation is held by the Fund, the Fund will continue to pay the insurance premium thereon but will also collect interest payments from the insurer and retain the right to collect the full amount of principal from the insurer when the insured obligation becomes due. The Fund expects that the market value of a defaulted insured obligation covered by Issue Insurance or Secondary Market Insurance will generally be greater than the market value of an otherwise comparable defaulted obligation covered by Portfolio Insurance.

     The Fund may also invest in obligations that are secured by an escrow or trust account which contains securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, that are backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest on and principal of the secured Ohio obligation ("collateralized obligations"). Collateralized obligations generally are regarded as having the credit characteristics of the underlying U.S. Government, agency or instrumentality securities. These obligations will not be subject to Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Accordingly, despite the existence of these credit support characteristics, these obligations will not be considered to be insured obligations for purposes of the Fund's policy of investing at least 80% of its net assets in insured obligations.

     PRINCIPAL INSURERS. Currently, Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), AMBAC Indemnity Corporation ("AMBAC"), ACA, Radian Asset Assurance ("Radian"), XL Capital Assurance ("XL Capital"), CDC IXIS Financial Guaranty North America, Inc. ("CIFG NA"), and Financial Security Assurance Corp., together with its affiliated insurance companies -- Financial Security Assurance International Inc. and Financial Security Assurance of Oklahoma, Inc. (collectively, "FSA"), are considered to have a high claims-paying ability and, therefore, are eligible insurers for the Fund's obligations. Additional insurers may be added without further notification. The following information concerning these eligible insurers is based upon information provided by such insurers or information filed with certain state insurance regulators. Neither the Fund has independently verified such information and make no representations as to the accuracy and adequacy of such information or as to the absence of material adverse changes subsequent to the date thereof.

     MBIA is a monoline financial guaranty insurance company created from an unincorporated association (the Municipal Bond Insurance Association), through which its members wrote municipal bond insurance on a several and joint-basis through 1986. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company ("BIG"), which has subsequently changed its name to MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG ceded all of its net insured risks, as well as its related unearned premium and contingency reserves, to MBIA. MBIA issues municipal bond insurance policies guarantying the timely payment of principal and interest on new municipal bond issues and leasing obligations of municipal entities, secondary market insurance of such instruments and insurance on such instruments held in unit investment trusts and mutual funds. As of December 31, 2001, MBIA had total assets of approximately
$16.12 billion and qualified statutory capital of approximately $4.8 billion. MBIA has a claims-paying ability rating of "AAA" by S&P and "Aaa" by Moody's.

     Financial Guaranty Insurance Corporation, a wholly owned subsidiary of FGIC Corporation, which is a wholly owned subsidiary of General Electric Capital
Corporation, is an insurer of municipal securities, including new issues, securities held in unit investment trusts and mutual funds, and those traded on secondary markets. The investors in FGIC Corporation are not obligated to pay the debts of or claims against FGIC. As of December 31, 2000, FGIC had total assets of approximately $2.75 billion and qualified statutory capital of approximately $1.99 billion. FGIC has a claims-paying ability rating of "AAA" by S&P and Fitch, and "Aaa" by Moody's.

     AMBAC, a wholly owned subsidiary of AMBAC Inc., is a monoline insurance company whose policies guaranty the payment of principal and interest on municipal obligations issues. As of December 31, 2001, AMBAC had assets of approximately $12.26 billion and qualified statutory capital of approximately $3.26 billion. AMBAC has a claims-paying ability rating of "AAA" by S&P and "Aaa" by Moody's.

     ACA is a Maryland domiciled financial insurance company. ACA is the primary subsidiary of American Access Capital Holding Inc. ACA carries a single A rating. Total claims paying resources were $383 million in 2001, with total statutory capital of $120.8 million. Soft capital totaled $135 million, though a loss coverage agreement with ACE American Insurance Co., (rated A). ACA insures primarily in the municipal and CDO market and acts as the manager/originator of CDO issues.

     Radian is a wholly owned subsidiary of Radian Group Inc. Radian is rated AA by S&P and Fitch and provides financial guaranty insurance and reinsurance for debt and asset backed securities. Radian was formerly known as Asset Guarantee Company and was purchased by Radian Group for $518 million in February 2001. As of December 31, 2001, Radian had assets of $381 million and statutory capital of $169.8 million.

     XL Capital is a new AAA rated financial guarantor and a wholly owned subsidiary of property casualty insurer XL Capital Ltd. XL Capital began transactions in January of 2001 and is rated AAA / Aaa by Moody's and S&P respectively. It is currently capitalized with $100 million and cedes 90% of its exposure to XL Financial Assurance a Bermuda based subsidiary of XL Capital Ltd. XL Financial Assurance has $274 million in hard capital and $100 million in stop loss protection. Beyond this XL Financial Assurance further guarantees 100% of XL Capital exposure with $2.7 billion in shareholders equity. XL Capital has $88 million in assets and through its parent and subsidiary agreements XL Capital has $1 billion in qualified statutory capital.

     CIFG NA is a new financial Guarantor rated AAA from Fitch, Moody's and S&P. CIFG NA is a subsidiary of CDC IXIS Financial Guaranty ("CIFG"), which is a subsidiary of CIFG Holding, which is in turn owned by parent company CDC IXIS. CDC IXIS is a French domiciled corporation with a broad spectrum of insurance related businesses. CIFG recently entered the bond insurance business with two companies, CIFG Europe and CIFG NA. CIFG is capitalized with $280 million in cash, with CIFG NA holding $100 million in cash. CDC IXIS backs the two entities with $220 million in the form of a subordinated loan agreement. Over 75% of CIFG NA's business will be passed on through a reinsurance policy to CIFG. Combining all capital, CIFG NA will have claims paying resources of $500 million.

     FSA purchased Capital Guaranty Insurance Company including its book of business and reserves effective December 20, 1995. FSA is a monoline insurer whose policies guaranty the timely payment of principal and interest on new issue and secondary market issue municipal securities transactions, among other financial obligations. As of December 31, 2001, FSA had total assets of approximately $4.3 billion and qualified statutory capital of approximately $1.52 billion. FSA has a claims-paying ability rating of "AAA" by S&P and "Aaa" by Moody's. On March 14, 2000, Dexia, Europe's largest municipal lender with assets in excess of $230 billion announced that it had signed a definitive agreement providing for the acquisition of FSA Holdings, holding company for FSA, Inc. Dexia acquired the company in the second quarter of 2000, for $2.6 billion in cash, or $76 per share.

                                                                      APPENDIX E

                  PERFORMANCE RELATED & COMPARATIVE INFORMATION


[To be filed by pre-effective amendment]

                 Eaton Vance Insured Ohio Municipal Bond Fund I

                       Statement of Additional Information
                               [          ], 2002

                      Investment Adviser and Administrator
                             Eaton Vance Management
                                255 State Street
                                Boston, MA 02109

                                    Custodian
                         Investors Bank & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116

                                 Transfer Agent
                                    PFPC Inc.
                                 P.O. Box 43027
                            Providence, RI 02940-3027
                                 (800) 331-1710

                              Independent Auditors
                                  [          ]
                                  [          ]
                                  [          ]

                           PART C - OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(1)       Financial Statements:

          Included in Part A:

               Not applicable.

          Included in Part B:

               Not applicable.

(2)       Exhibits:

          (a) Agreement and Declaration of Trust dated October 3, 2002 filed herewith.

          (b)      By-Laws filed herewith.

          (c)      Not applicable.

          (d) Form of Specimen Certificate for Common Shares of Beneficial Interest filed herewith.

          (e)      Form of Dividend Reinvestment Plan to be filed by amendment.

          (f)      Not applicable.

          (g)      Form  of  Investment  Advisory  Agreement  dated            ,
                   2002 to be filed by amendment.

          (h) (1)  Form of Underwriting Agreement to be filed by amendment.

               (2) Form of Master  Agreement  Among  Underwriters to be filed by amendment.

               (3) Form of  Master  Selected  Dealers  Agreement  to be filed by amendment.

         (i) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

         (j) (1)   Master  Custodian  Agreement  with  Investors  Bank  &  Trust
                   Company dated           , 2002 to be filed by amendment.

              (2) Extension Agreement dated August 31, 2000 to Master Custodian Agreement with Investors Bank & Trust Company filed as Exhibit (g)(4) to Post-Effective Amendment No. 85 of Eaton Vance Municipals Trust (File Nos. 33-572, 811-4409) filed with the Commission on January 23, 2001 (Accession No. 0000940394-01-500027) and incorporated herein by reference.

              (3) Delegation Agreement dated December 11, 2000, with Investors Bank & Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, Amendment No. 5 (File Nos. 333-32267, 811-05808) filed April 3, 2002 (Accession No.
                   0000940394-01-500126) and incorporated herein by reference.

          (k) (1)  Amendment to the Transfer Agency and Services Agreement dated
                             , 2002 to be filed by amendment.

              (2) Transfer Agency and Services Agreement dated December 21,1998 filed as Exhibit (k)(2) to Pre-Effective Amendment No. 1 of Eaton Vance Insured New York Municipal Bond Fund (File Nos. 333-92200, 811-21148) filed July 26, 2002 (Accession No.
                   0000950B5-02-003435) and incorporated herein by reference.

              (3)  Form of Administration  Agreement dated            , 2002  to
                   be filed by amendment.

              (4)  Form of  Shareholder  Servicing  Agreement  dated           ,
                   2002 to be filed by amendment.

          (l) Opinion and Consent of Kirkpatrick & Lockhart LLP as to Registrant's Common Shares to be filed by amendment.

          (m)      Not applicable.

          (n)      Consent of Independent Auditors to be filed by amendment.

          (o)      Not applicable.

          (p) Letter Agreement with Eaton Vance Management to be filed by amendment.

          (q)      Not applicable.

          (r)      Code of Ethics  adopted by Eaton  Vance  Corp.,  Eaton  Vance
                   Management,  Boston  Management  and  Research,  Eaton  Vance
                   Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised June 4, 2002, filed as Exhibit
                   (p) to Post-Effective Amendment No. 45 of Eaton Vance Investment Trust (File Nos, 33-1121, 811-4443) filed July 24, 2002 (Accession No. 0000940394-02-000462) and incorporated herein by reference.

          (s)      Power of Attorney to be filed by amendment.

Item 25.  Marketing Arrangements

          See Form of Underwriting Agreement to be filed by amendment.

Item 26.  Other Expenses of Issuance and Distribution

                   The approximate expenses in connection with the offering are as follows:

                   Registration and Filing Fees                   $
                   NASD Fees
                   American Stock Exchange Fees
                   Costs of Printing and Engraving
                   Accounting Fees and Expenses
                   Legal Fees and Expenses                         ________
                   Total                                          $________

Item 27.  Persons Controlled by or Under Common control

          None.

Item 28.  Number of Holders of Securities

                   Set forth below is the number of record holders as of October
                   [   ], 2002 of each class of securities of the Registrant:

                Title of Class                         Number of Record Holders
                --------------                         ------------------------

Common Shares of Beneficial interest, par                          0
value $0.01 per share

Item 29.  Indemnification

     The Registrant's By-Laws contain and the form of Underwriting Agreement to be filed is expected to contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

     Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 29, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30.  Business and other Connections of Investment Adviser

     Reference is made to: (i) the information set forth under the caption "Investment Advisory and Other Services" in the Statement of Additional information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

Item 31.  Location of Accounts and Records

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent, PFPC Inc., 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

Item 32.  Management Services

          Not applicable.

Item 33.  Undertakings

1. The Registrant undertakes to suspend offering of Preferred Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.        Not applicable.

3.        Not applicable.

4.        Not applicable.

5.        The Registrant undertakes that:

              a.  for  the  purpose  of  determining  any  liability  under  the
                  Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the 1933Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

              b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                     NOTICE

     A copy of the Agreement and Declaration of Trust of Eaton Vance Insured Ohio Municipal Bond Fund I is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

     Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 9th day of October 2002.

                                        EATON VANCE INSURED OHIO
                                        MUNICIPAL BOND FUND I


                                        By:  /s/ Thomas J. Fetter
                                             ------------------------
                                             Thomas J. Fetter
                                             President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                          Title                             Date
---------                          -----                             ----

/s/ Thomas J. Fetter
_________________          President (Principal                 October 9, 2002
Thomas J. Fetter           Executive Officer) and
                           Trustee

/s/ James L. O'Connor
_________________          Treasurer (Principal Financial       October 9, 2002
James L. O'Connor          and Accounting Officer)

/s/ James B. Hawkes
_________________          Trustee                              October 9, 2002
James B. Hawkes

INDEX TO EXHIBITS


     (a) Agreement and Declaration of Trust dated October 3, 2002.

     (b) By-Laws.

     (d) Form of Specimen Certificate for Common Shares of Beneficial Interest.